UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22452
                                                    -----------

                            First Trust Series Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2013
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

        First Trust Preferred
        Securities and Income Fund
        -----------------------------------------
        Annual Report
        For the Year Ended October 31, 2013

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2013

Shareholder Letter ........................................................... 1
At A Glance .................................................................. 2
Portfolio Commentary ......................................................... 4
Understanding Your Fund Expenses ............................................. 6
Portfolio of Investments ..................................................... 7
Statement of Assets and Liabilities ..........................................14
Statement of Operations ......................................................15
Statements of Changes in Net Assets ..........................................16
Financial Highlights .........................................................17
Notes to Financial Statements ................................................22
Report of Independent Registered Public Accounting Firm ......................28
Additional Information .......................................................29
Board of Trustees and Officers ...............................................33
Privacy Policy ...............................................................35


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Preferred Securities and Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2013


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Preferred Securities and Income Fund ("the Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis, and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 27.18% during the twelve months ended October 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit many financial plans for investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2013 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
FIRST TRUST PREFERRED SECURITIES                NET ASSET
   AND INCOME FUND                             VALUE (NAV)
-----------------------------------------------------------
Class A (FPEAX)                                  $20.27
Class C (FPECX)                                  $20.30
Class F (FPEFX)                                  $20.42
Class I (FPEIX)                                  $20.33
Class R3 (FPERX)                                 $20.26
-----------------------------------------------------------

-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
JPMorgan Chase & Co., Series 1                     1.8%
Endurance Specialty Holdings Ltd., Series B        1.8
PNC Financial Services Group, Inc., Series P       1.8
ING Groep N.V.                                     1.7
ZFS Finance USA Trust II                           1.6
Hutchison Whampoa International 12 Ltd.            1.6
Integrys Energy Group, Inc.                        1.5
Prudential Financial, Inc.                         1.5
CoBank ACB, Series F                               1.5
Principal Financial Group, Inc., Series A          1.5
                                                -------
                                        Total     16.3%
                                                =======

-----------------------------------------------------------
                                              % OF TOTAL
SECTOR ALLOCATION                             INVESTMENTS
-----------------------------------------------------------
Financials                                        79.7%
Utilities                                         13.8
Telecommunication Services                         2.2
Energy                                             2.2
Industrials                                        2.1
                                                -------
                                        Total    100.0%
                                                =======

-----------------------------------------------------------
                                              % OF TOTAL
CREDIT QUALITY(1)                             INVESTMENTS
-----------------------------------------------------------
AA-                                                2.4%
A                                                  5.7
A-                                                 8.7
BBB+                                              17.2
BBB                                               35.7
BBB-                                              19.7
BB+                                                7.6
BB                                                 2.8
BB-                                                0.2
                                                -------
                                        Total    100.0%
                                                =======


------------------------------------------------------------------------------------------------------------------------
                                              CLASS            CLASS            CLASS           CLASS            CLASS
DIVIDEND DISTRIBUTIONS                      A SHARES         C SHARES         F SHARES        I SHARES         R3 SHARES
------------------------------------------------------------------------------------------------------------------------
Current Monthly Distribution per Share (2)   $0.0933          $0.0807          $0.0950         $0.0975          $0.0891
Current Distribution Rate on NAV (3)          5.52%            4.77%            5.58%           5.76%            5.28%

(1) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Rating Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. See the prospectus or summary prospectus for more complete descriptions of ratings and rating organizations. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuer of the underlying securities in the Fund and not the Fund or its shares. Credit ratings are subject to change.

(2) Most recent distribution paid or declared through 10/31/2013. Subject to change in the future.

(3) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by NAV as of 10/31/2013. Subject to change in the future.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2013 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the Merrill Lynch Fixed Rate Preferred Securities Index from 1/11/2011 through 10/31/2013.

                First Trust Preferred             Merrill Lynch Fixed
             Securities and Income Fund -           Rate Preferred
                    Class I Shares             Securities Index ("POP1")
1/11/2011              $10,000                         $10,000
4/30/2011               10,393                          10,454
10/31/11                10,521                          10,521
4/30/2012               11,475                          11,155
10/31/2012              12,398                          11,861
4/30/2013               12,931                          12,302
10/31/2013              11,894                          11,566

--------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2013
--------------------------------------------------------------------------------------------------------------------
                        A SHARES             C SHARES         F SHARES     I SHARES     R3 SHARES        P0P1*
                        Inception           Inception         Inception    Inception    Inception    Merrill Lynch
                        2/25/2011           2/25/2011         3/2/2011     1/11/2011    3/2/2011       Fixed Rate
                                                                                                       Preferred
                                                                                                    Securities Index
--------------------------------------------------------------------------------------------------------------------
                                                    W/MAX
                                                    1.00%
                                W/MAX            CONTINGENT
                      W/O       4.50%    W/O      DEFERRED       W/O          W/O          W/O            W/O
AVERAGE ANNUAL       SALES     SALES    SALES       SALES       SALES        SALES        SALES          SALES
TOTAL RETURNS        CHARGES   CHARGE   CHARGES    CHARGE      CHARGES      CHARGES      CHARGES        CHARGES

1 Year              -4.36%    -8.66%   -5.03%    -5.94%        -4.32%       -4.06%       -4.61%         -2.48%
Since Inception      5.81%     4.01%    5.09%     5.09%         6.04%        6.38%        5.32%          5.28%

30-Day SEC Yield(1)       4.59%               4.05%             5.05%        5.06%        4.55%           N/A
--------------------------------------------------------------------------------------------------------------------


* Since inception return is based on the Class I Shares inception date.

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 4.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class F, Class I and Class R3 Shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The Rule 12b-1 service fees are 0.15% of average daily net assets for Class F Shares and combined Rule 12b-1 distribution and service fees are 0.50% of average daily net assets for Class R3 Shares, while Class I Shares do not have these fees. Prior to December 15, 2011, Class R3 Shares combined Rule 12b-1 distribution and service fees were 0.75% of average daily net assets.

(1) 30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the fee waiver and/or reimbursement of Fund expenses, which has the effect of lowering the Fund's expense ratio and generating a higher yield.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2013


                                  SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the Sub-Advisor to First Trust Preferred Securities and Income Fund (the "Fund") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING, PRESIDENT AND CIO OF STONEBRIDGE ADVISORS LLC
ALLEN SHEPARD, PHD, VICE PRESIDENT, SENIOR RISK ANALYST AND PORTFOLIO ANALYTICS ROBERT WOLF, VICE PRESIDENT, PORTFOLIO MANAGER AND SENIOR CREDIT ANALYST DANIELLE SALTERS, CFA, CREDIT ANALYST

                                   COMMENTARY

MARKET RECAP

The fiscal year ended 10/31/2013 was a period of volatile returns across global financial markets. Sluggish but positive growth of the economy, as well as improvements in both the labor and housing markets, drove strong returns in the equity markets; both the S&P 500 Index and the Dow Jones Industrial Average reached all-time highs toward the end of the period. This performance flowed through to the convertible market, driving significant outperformance in both the convertible bond and convertible preferred markets. The accommodative monetary policy that further aided strong returns in the equity markets primarily drove volatility in the fixed-income markets, ending the four-year period of positive and strong returns in the preferred and hybrid securities market.

Fixed-income markets shared in the strong returns seen by the equity markets during the first half of the fiscal year, nourished by quantitative easing, but also supported by the continued improving creditworthiness and profitability of corporations - particularly in the financial space. During the first half of the period, the preferred and hybrid securities market was further aided by high investor demand due to attractive income, causing outperformance during that period. An improving labor market, combined with statements from Federal Reserve officials about a 2013 "taper" or reduction in the pace of the Federal Reserve's monthly asset purchase program, caused yields across fixed-income to increase gradually throughout the middle of the year. As investors looked to reduce duration, the preferred market saw spreads over Treasuries rising--particularly for longer duration securities--compounding price declines. The selloff was further compounded by the indiscriminate selling of securities from passive ETFs. The "no taper" decision at the September 18, 2013, Federal Reserve meeting surprised the markets, causing an abrupt rally of the 10-year Treasury and providing support (albeit at lower levels) to most fixed-income markets over the final six weeks of the fiscal year. The vast degree of uncertainty associated with the Fed's taper and its effect on the economy and interest rates caused extreme volatility in the market during the period, also causing interest-rate risk to become a more dominant concern than credit risk during period.

PERFORMANCE ANALYSIS

After solid performance during the first half of the period, the severe sell-off in the Treasury market that began in May more than offset gains seen earlier in the period. Total returns ("TR") in the Treasury market for the full period were -4.64% and -11.74% according to the BofA Merrill Lynch Current 10-Year Index ("GA10") and the BofA Merrill Lynch Current 30-Year Index ("GA30"), respectively.

-----------------------------------------------------------------------------------------------------------------
                                             AS OF               TR SINCE         1 YR    YTD    3 MONTH  1 MONTH
                                            10/31/13       INCEPTION - 01/11/11    TR      TR      TR       TR
                                       ------------------  --------------------  ------  ------  -------  -------
   TICKER            FUND/INDEX        PRICE   DIV. YIELD         PRICE          PRICE   PRICE    PRICE    PRICE
                                       ------------------  --------------------  ------  ------  -------  -------
   FPEIX          First Trust Pref     $20.33    5.76%           6.38%           -4.06%  -4.18%   -3.06%   0.98%
                   Sec and Inc-I
    P0P1          BofA ML Fixed Rate                             5.28%           -2.48%  -2.16%   -1.17%   1.63%
                   Pref Sec Index
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

The First Trust Preferred Securities and Income Fund (the "Fund") Class I Shares produced a total return of -4.06% during the year, trailing the -2.48% total return of the benchmark, BofA Merrill Lynch Fixed Rate Preferred Securities Index ("P0P1"), by 1.58%. The Fund's underperformance was primarily driven by its overweight in floating-rate securities and its conservative stance in diversifying away from both commercial banks and European securities--specifically, European banks. Floaters, a method by which the Fund manages interest-rate risk, are not included in P0P1 and substantially underperformed during the period, adversely affecting the Fund's relative performance. As it became more likely that the Fed Funds rate would remain low through 2015, securities that provide rate-protection on the front-end of the curve began to sell-off due to the lower income currently provided.

The Fund was also negatively impacted by its industry allocations. Throughout the period, the Fund maintained its conservative underweight to banks and, specifically, to banks within the Eurozone. To increase diversification, the Fund allocated away from Commercial Banks and Diversified Financial Services, comprising approximately 50% of P0P1. Diversified Financial Services and Commercial Banks were the first and third best-performing industries during the period (for industries representing over 1% of P0P1). The Fund was additionally hurt by its allocation away from these segments into Utilities and REITs, two industries that tend to be more conservative from a credit perspective (and historically have been less sensitive to selling pressure), but that significantly unperformed during the period due to the, on average, lower coupons and fixed-rate structures. The Fund ended the period maintaining its conservative stance, investing in securities issued by firms deemed stable and/or improving credits, maintaining its underweight in the more high-beta and concentrated Financial sector and with less than 8% of the Fund's portfolio invested in non-investment grade securities, aiding a weighted average credit rating of BBB+.

As interest-rate risk became the dominant concern in the market, the Fund focused on lowering duration. As assets in the Fund grew for most of the fiscal year, the Fund became better able to take advantage of a wider selection of securities from which it could select via the $1000 par market, also enabling the Fund to increase its allocation to variable-rate securities. The Fund has previously actively managed its duration solely through its cash weighting and security selection in allocating to floating-rate and variable-rate securities. In order to protect investors against what is now the dominant concern in the market (interest-rate risk), the Fund also implemented a hedging strategy during the period. The Fund used derivatives to bring the effective duration on the Fund's portfolio down from 6.45 years on September 27, 2013, to 6.01 years as of October 31, 2013.

MARKET AND FUND OUTLOOK

Stonebridge is cautiously optimistic about the performance of the preferred market for the remainder of 2013 and into early 2014. While volatility in the Treasury market is likely to continue to impact the preferred market, we continue to believe that preferred and hybrid securities are an attractive source of income relative to other asset classes, and that current pricing in the preferred market is supported by fundamental valuations, as evidenced by spreads over Treasuries wider than historical norms. From a macro perspective, the tapering of economic stimulus by the Fed seems to be delayed until 2014, while economic conditions improve more slowly than initially anticipated. Outside of the U.S., the global economy appears to be improving, but remains weak. As a result, we believe interest rates are likely to stabilize over the near-term, with the long-end of the Treasury yield curve range-bound through year-end and no rise in the front-end of the curve for at least one year.

The Fund intends to focus on duration management and maintain a shorter duration than P0P1 in order to better protect investors in a rising interest-rate environment. Stonebridge currently sees the best value, in terms of structure, in certain fixed-to-float securities, high coupon/low duration securities and regulatory-call candidates. Regulatory-call candidates are those that will lose Tier-1 qualifying credit due to regulatory changes and, thus, will likely be redeemed or tendered in the short- to intermediate-term, providing support for prices that are below potential call prices. Fixed-to-float securities currently provide attractive income for investors while providing protection against rising interest-rates at some point in the future. The $1000 par institutional market greatly increases the breadth of securities from which the Fund can choose; the Fund will continue to opportunistically increase its weighting there, with a focus on lower duration, generally variable-rate options.

Stonebridge continues to believe that interest-rate risk in the preferred and hybrid market is manageable through security selection and continues to utilize the derivatives market as an additional resource in the management of duration. Particularly in the current market environment, active management is paramount with respect to security selection, assessing relative value and managing interest-rate risk. Stonebridge will continue to actively manage the Fund to seek to protect against the downside risks in the market while aiming to outperform in all market environments.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2013 (UNAUDITED)

As a shareholder of the First Trust Preferred Securities and Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2013.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

             --------------------------------------------------------------------------------------------------------
                                                                           HYPOTHETICAL
                           ACTUAL EXPENSES                          (5% RETURN BEFORE EXPENSES)
             ---------------------------------------------   -------------------------------------------
               BEGINNING       ENDING       EXPENSES PAID    BEGINNING        ENDING      EXPENSES PAID
                ACCOUNT        ACCOUNT      DURING PERIOD     ACCOUNT        ACCOUNT      DURING PERIOD   ANNUALIZED
                 VALUE          VALUE        5/01/2013 -       VALUE          VALUE        5/01/2013 -      EXPENSE
               5/1/2013      10/31/2013     10/31/2013 (a)   5/01/2013      10/31/2013    10/31/2013 (a)   RATIOS (b)
             --------------------------------------------------------------------------------------------------------
Class A      $  1,000.00    $    918.00       $    6.77     $  1,000.00    $  1,018.15     $    7.12         1.40%
Class C         1,000.00         915.00           10.38        1,000.00       1,014.37         10.92         2.15
Class F         1,000.00         918.20            6.29        1,000.00       1,018.65          6.61         1.30
Class I         1,000.00         919.80            5.56        1,000.00       1,019.41          5.85         1.15
Class R3        1,000.00         916.70            7.97        1,000.00       1,016.89          8.39         1.65


(a) Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period (May 1, 2013 through October 31, 2013, multiplied by 184/365 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2013

                                                                   STATED        STATED
   SHARES                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
$20 PAR PREFERRED SECURITIES - 0.4%

               REAL ESTATE INVESTMENT TRUSTS - 0.4%
       36,320  CommonWealth REIT .............................     7.50%        11/15/19     $      753,640
                                                                                             --------------
               TOTAL $20 PAR PREFERRED SECURITIES .........................................         753,640
               (Cost $758,325)                                                               --------------

$25 PAR PREFERRED SECURITIES - 58.1%

               CAPITAL MARKETS - 8.8%
       42,183  Affiliated Managers Group, Inc.................     6.38%        08/15/42            984,129
       79,000  Apollo Investment Corp.........................     6.63%        10/15/42          1,710,350
       55,662  Apollo Investment Corp.........................     6.88%        07/15/43          1,194,506
       12,100  Ares Capital Corp..............................     7.00%        02/15/22            316,415
       21,795  Ares Capital Corp..............................     7.75%        10/15/40            564,055
      100,200  Deutsche Bank Capital Funding Trust VIII ......     6.38%          (a)             2,417,826
       25,000  Goldman Sachs Group, Inc.......................     6.13%        11/01/60            616,500
       48,000  Goldman Sachs Group, Inc.......................     6.50%        11/01/61          1,218,240
       50,000  Goldman Sachs Group, Inc., Series J (b) .......     5.50%          (a)             1,141,500
      122,322  Morgan Stanley Capital Trust III ..............     6.25%        03/01/33          2,961,416
       15,000  Morgan Stanley Capital Trust VIII .............     6.45%        04/15/67            368,400
       65,000  Morgan Stanley, Series A (c) ..................     4.00%          (a)             1,270,750
       70,000  Raymond James Financial, Inc...................     6.90%        03/15/42          1,794,100
       45,000  Stifel Financial Corp..........................     6.70%        01/15/22          1,171,800
       23,100  Stifel Financial Corp..........................     5.38%        12/31/22            597,597
                                                                                             --------------
                                                                                                 18,327,584
                                                                                             --------------
               COMMERCIAL BANKS - 7.7%
      105,000  Barclays Bank PLC, Series 2 ...................     6.63%          (a)             2,583,000
       33,490  City National Corp., Series D (b) .............     6.75%          (a)               837,250
       23,424  First Republic Bank, Series A .................     6.70%          (a)               572,717
       20,225  FNB Corp. (b) .................................     7.25%          (a)               503,198
       65,983  HSBC USA, Inc., Series F (c) ..................     3.50%          (a)             1,289,308
       34,848  Lloyds Banking Group PLC ......................     7.75%        07/15/50            935,669
      140,000  PNC Financial Services Group, Inc.,
                  Series P (b) ...............................     6.13%          (a)             3,553,200
       55,000  Santander Finance Preferred S.A., Series 6 (c)      4.00%          (a)               993,300
       57,260  US Bancorp, Series F (b) ......................     6.50%          (a)             1,535,713
       51,870  US Bancorp, Series G (b) ......................     6.00%          (a)             1,409,308
       40,000  Wells Fargo & Co. (b) .........................     5.85%          (a)               972,800
       32,500  Wells Fargo & Co., Series J ...................     8.00%          (a)               924,300
                                                                                             --------------
                                                                                                 16,109,763
                                                                                             --------------
               CONSUMER FINANCE - 0.8%
       50,000  Capital One Financial Corp., Series B .........     6.00%          (a)             1,114,500
       25,000  HSBC Finance Corp., Series B ..................     6.36%          (a)               603,250
                                                                                             --------------
                                                                                                  1,717,750
                                                                                             --------------
               DIVERSIFIED FINANCIAL SERVICES - 6.8%
       53,900  Allied Capital Corp............................     6.88%        04/15/47          1,240,778
       49,000  Bank of America Corp., Series 5 (c) ...........     4.00%          (a)               992,250
       57,467  Citigroup Capital XIII (b) ....................     7.88%        10/30/40          1,580,343

                        See Notes to Financial Statements                 Page 7

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

                                                                   STATED        STATED
   SHARES                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

               DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
       27,000  Citigroup, Inc., Series J (b) .................     7.13%           (a)       $      699,570
       40,155  Citigroup, Inc., Series K (b) .................     6.88%           (a)            1,001,867
        1,841  Countrywide Capital IV ........................     6.75%        04/01/33             46,430
       12,978  Countrywide Capital V .........................     7.00%        11/01/36            325,099
      150,000  ING Groep N.V..................................     6.38%           (a)            3,540,000
       60,000  ING Groep N.V..................................     7.20%           (a)            1,509,600
       58,154  KKR Financial Holdings LLC ....................     8.38%        11/15/41          1,613,773
       17,000  KKR Financial Holdings LLC ....................     7.50%        03/20/42            447,610
       45,000  KKR Financial Holdings LLC, Series A ..........     7.38%           (a)            1,115,100
                                                                                             --------------
                                                                                                 14,112,420
                                                                                             --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
       40,000  Qwest Corp.....................................     7.50%        09/15/51          1,008,800
       50,000  Qwest Corp.....................................     7.00%        07/01/52          1,230,000
       17,945  Qwest Corp.....................................     6.13%        06/01/53            378,639
                                                                                             --------------
                                                                                                  2,617,439
                                                                                             --------------
               ELECTRIC UTILITIES - 4.1%
       58,000  Duke Energy Corp...............................     5.13%        01/15/73          1,235,980
       58,949  Entergy Louisiana LLC .........................     5.25%        07/01/52          1,245,592
       33,345  Interstate Power & Light Co., Series D ........     5.10%           (a)              721,586
       37,454  NextEra Energy Capital Holdings, Inc...........     5.00%        01/15/73            712,750
       30,000  NextEra Energy Capital Holdings, Inc.,
                  Series H ...................................     5.63%        06/15/72            636,000
       52,000  NextEra Energy Capital Holdings, Inc.,
                  Series I ...................................     5.13%        11/15/72          1,016,080
       31,999  PPL Capital Funding, Inc., Series B ...........     5.90%        04/30/73            688,618
      108,500  SCE Trust I ...................................     5.63%           (a)            2,313,220
                                                                                             --------------
                                                                                                  8,569,826
                                                                                             --------------
               INSURANCE - 13.9%
       92,019  Aegon N.V......................................     6.50%           (a)            2,231,461
       49,000  Aegon N.V., Series 1 (c) ......................     4.00%           (a)            1,015,280
       46,300  American Financial Group, Inc..................     6.38%        06/12/42          1,141,295
       13,041  American Financial Group, Inc..................     7.00%        09/30/50            337,762
      117,929  Arch Capital Group Ltd., Series C .............     6.75%           (a)            2,857,420
       38,133  Aspen Insurance Holdings Ltd. (b) .............     5.95%           (a)              913,667
       19,000  Aspen Insurance Holdings Ltd...................     7.25%           (a)              475,190
       85,057  Aspen Insurance Holdings Ltd. (b) .............     7.40%           (a)            2,212,332
      106,643  Aviva PLC .....................................     8.25%        12/01/41          2,901,756
       50,885  Axis Capital Holdings Ltd......................     5.50%           (a)            1,017,700
       81,746  Axis Capital Holdings Ltd., Series C ..........     6.88%           (a)            1,998,690
      140,745  Endurance Specialty Holdings Ltd., Series B ...     7.50%           (a)            3,562,256
       20,000  Hartford Financial Services Group, Inc. (b) ...     7.88%        04/15/42            577,200
       59,000  MetLife, Inc., Series A (c) ...................     4.00%           (a)            1,260,240
       21,292  PartnerRe Ltd., Series E ......................     7.25%           (a)              545,714
       24,325  PartnerRe Ltd., Series F ......................     5.88%           (a)              523,717

Page 8                  See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

                                                                   STATED        STATED
   SHARES                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

               INSURANCE (CONTINUED)
       45,324  Protective Life Corp...........................     6.25%        05/15/42     $    1,046,078
       30,000  Protective Life Corp...........................     6.00%        09/01/42            689,700
       32,000  Prudential Financial, Inc......................     5.75%        12/15/52            720,640
        7,842  Reinsurance Group of America, Inc. (b) ........     6.20%        09/15/42            195,344
       12,250  RenaissanceRe Holdings Ltd., Series C .........     6.08%           (a)              283,465
       77,000  Selective Insurance Group, Inc.................     5.88%        02/09/43          1,636,250
       37,000  Torchmark Corp.................................     5.88%        12/15/52            819,180
                                                                                             --------------
                                                                                                 28,962,337
                                                                                             --------------
               MACHINERY - 0.5%
       50,000  Stanley Black & Decker, Inc....................     5.75%        07/25/52          1,120,000
                                                                                             --------------
               MULTI-UTILITIES - 4.0%
       59,444  Dominion Resources, Inc., Series A ............     8.38%        06/15/64          1,550,894
       50,000  DTE Energy Co..................................     6.50%        12/01/61          1,214,000
       54,000  DTE Energy Co..................................     5.25%        12/01/62          1,125,900
      126,000  Integrys Energy Group, Inc. (b) ...............     6.00%        08/01/73          3,050,460
       55,000  SCANA Corp.....................................     7.70%        01/30/65          1,454,750
                                                                                             --------------
                                                                                                  8,396,004
                                                                                             --------------
               REAL ESTATE INVESTMENT TRUSTS - 9.3%
       52,000  CommonWealth REIT .............................     5.75%        08/01/42          1,016,080
       49,944  CommonWealth REIT, Series E ...................     7.25%           (a)            1,146,215
       50,200  Digital Realty Trust, Inc., Series E ..........     7.00%           (a)            1,159,620
       50,000  Digital Realty Trust, Inc., Series F ..........     6.63%           (a)            1,103,000
       24,558  Health Care REIT, Inc., Series J ..............     6.50%           (a)              564,834
       38,500  Hospitality Properties Trust, Series D ........     7.13%           (a)              948,640
       50,000  Kimco Realty Corp., Series K ..................     5.63%           (a)            1,039,500
      110,000  National Retail Properties, Inc., Series D ....     6.63%           (a)            2,512,400
       59,000  PS Business Parks, Inc., Series T .............     6.00%           (a)            1,225,430
       60,000  PS Business Parks, Inc., Series U .............     5.75%           (a)            1,195,800
       54,000  Public Storage, Series V ......................     5.38%           (a)            1,132,920
       60,000  Public Storage, Series W ......................     5.20%           (a)            1,222,800
       42,000  Regency Centers Corp., Series 6 ...............     6.63%           (a)              957,180
       80,000  Senior Housing Properties Trust ...............     5.63%        08/01/42          1,590,400
       35,000  Vornado Realty L.P.............................     7.88%        10/01/39            925,750
       64,348  Vornado Realty Trust, Series J ................     6.88%           (a)            1,595,830
                                                                                             --------------
                                                                                                 19,336,399
                                                                                             --------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.9%
       50,000  Telephone & Data Systems, Inc..................     6.88%        11/15/59          1,225,500
       28,932  US Cellular Corp...............................     6.95%        05/15/60            712,306
                                                                                             --------------
                                                                                                  1,937,806
                                                                                             --------------
               TOTAL $25 PAR PREFERRED SECURITIES .........................................     121,207,328
               (Cost $130,432,243)                                                           --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

                                                                   STATED        STATED
   SHARES                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
$50 PAR PREFERRED SECURITIES - 0.5%

               COMMERCIAL BANKS - 0.5%
       20,000  CoBank ACB, Series D ..........................     11.00%          (a)       $    1,066,876
                                                                                             --------------
               TOTAL $50 PAR PREFERRED SECURITIES .........................................       1,066,876
               (Cost $1,149,000)                                                             --------------

$100 PAR PREFERRED SECURITIES - 4.1%

               COMMERCIAL BANKS - 1.4%
       30,000  CoBank ACB, Series F (b) (d) ..................      6.25%          (a)            2,986,875
                                                                                             --------------
               ELECTRIC UTILITIES - 1.3% .....................
       26,159  Southern California Edison Co., Series A (c) ..      5.07%          (a)            2,635,519
                                                                                             --------------
               INSURANCE - 1.4% ..............................
       30,000  Principal Financial Group, Inc., Series A (b) .      5.56%          (a)            2,973,000
                                                                                             --------------
               TOTAL $100 PAR PREFERRED SECURITIES ........................................       8,595,394
               (Cost $8,801,868)                                                             --------------

$1,000 PAR PREFERRED SECURITIES - 0.5%

               COMMERCIAL BANKS - 0.5%
        1,000  Santander Finance Preferred SAU, Series 11 (b)      10.50%          (a)            1,030,625
                                                                                             --------------
               TOTAL $1,000 PAR PREFERRED SECURITIES ......................................       1,030,625
               (Cost $1,055,000)                                                             --------------

     PAR                                                           STATED        STATED
   AMOUNT                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
CAPITAL PREFERRED SECURITIES - 32.0%

                  CAPITAL MARKETS - 2.3%
$      2,250,000  Charles Schwab Corp. (b) ...................      7.00%      (a)                2,475,000
       1,250,000  Goldman Sachs Capital I ....................      6.35%    02/15/34             1,254,638
       1,500,000  Goldman Sachs Capital III (c) ..............      4.00%      (a)                1,110,000
                                                                                             --------------
                                                                                                  4,839,638
                                                                                             --------------
                  COMMERCIAL BANKS - 3.6%
       1,500,000  Cooperatieve Centrale Raiffeisen-
                     Boerenleenbank BA (b) (d) ...............     11.00%      (a)                1,985,555
       1,000,000  Fifth Third Capital Trust IV (b) ...........      6.50%    04/15/37               987,500
         350,000  National Capital Trust II (b) (d) ..........      5.49%      (a)                  359,625
       1,000,000  PNC Financial Services Group, Inc. (b) .....      6.75%      (a)                1,059,580
       1,000,000  Royal Bank of Scotland Group PLC,
                     Series U (b) ............................      7.64%      (a)                  967,500
       1,000,000  Royal Bank of Scotland PLC (The) (b) .......      9.50%    03/16/22             1,167,776
       1,000,000  Zions Bancorporation, Series J (b) .........      7.20%      (a)                1,002,500
                                                                                             --------------
                                                                                                  7,530,036
                                                                                             --------------

Page 10                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

     PAR                                                           STATED        STATED
   AMOUNT                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

               DIVERSIFIED FINANCIAL SERVICES - 8.0%
$   2,200,000  General Electric Capital Corp., Series A (b) ..      7.13%          (a)       $    2,457,008
    2,250,000  General Electric Capital Corp., Series B (b) ..      6.25%          (a)            2,345,625
    3,250,000  JPMorgan Chase & Co., Series 1 (b) ............      7.90%          (a)            3,586,528
    1,500,000  JPMorgan Chase & Co., Series R (b) ............      6.00%          (a)            1,458,750
    2,380,000  Northgroup Preferred Capital Corp. (b) (d) ....      6.38%          (a)            2,397,850
    3,000,000  ZFS Finance USA Trust II (b) (d) ..............      6.45%       12/15/65          3,232,500
    1,000,000  ZFS Finance USA Trust V (b) (d) ...............      6.50%       05/09/37          1,068,750
                                                                                             --------------
                                                                                                 16,547,011
                                                                                             --------------
               ELECTRIC UTILITIES - 3.0%
    2,000,000  Electricite de France SA (b) (d) ..............      5.25%          (a)            1,969,552
    2,000,000  NextEra Energy Capital Holdings, Inc.,
                  Series D (b) ...............................      7.30%       09/01/67          2,141,784
    2,000,000  Southern California Edison Co., Series E (b) ..      6.25%          (a)            2,090,000
                                                                                             --------------
                                                                                                  6,201,336
                                                                                             --------------
               INDUSTRIAL CONGLOMERATES - 1.5%
    3,000,000  Hutchison Whampoa International 12
                  Ltd. (b) (d) ...............................      6.00%          (a)            3,168,750
                                                                                             --------------
               INSURANCE - 10.5%
    2,215,000  Assured Guaranty Municipal Holdings,
                  Inc. (b) (d) ...............................      6.40%       12/15/66          1,738,775
    1,500,000  Assured Guaranty US Holdings, Series A (b) ....      6.40%       12/15/66          1,301,250
    1,000,000  Cloverie PLC for Zurich Insurance Co.,
                  Ltd. (b) ...................................      8.25%          (a)            1,162,500
    1,500,000  CNP Assurances (b) ............................      7.50%          (a)            1,650,300
    1,000,000  Genworth Holdings, Inc. (b) ...................      6.15%       11/15/66            909,220
    1,000,000  Lincoln National Corp. (b) ....................      7.00%       05/17/66          1,037,500
    1,000,000  Mitsui Sumitomo Insurance Co., Ltd. (b) (d) ...      7.00%       03/15/72          1,125,000
    3,000,000  Prudential Financial, Inc. (b) ................      5.63%       06/15/43          3,003,750
    2,000,000  Prudential PLC (b) ............................     11.75%          (a)            2,221,500
    2,000,000  QBE Capital Funding III Ltd. (b) (d) ..........      7.25%       05/24/41          2,105,000
    2,153,000  Reinsurance Group of America, Inc. (b) ........      6.75%       12/15/65          2,115,322
    1,500,000  Swiss Re Capital I LP (b) (d) .................      6.85%          (a)            1,605,000
    2,000,000  XL Group PLC, Series E (b) ....................      6.50%          (a)            1,972,000
                                                                                             --------------
                                                                                                 21,947,117
                                                                                             --------------
               MULTI-UTILITIES - 1.0%
    2,000,000  Dominion Resources, Inc. (b) ..................      7.50%       06/30/66          2,138,786
                                                                                             --------------
               OIL, GAS & CONSUMABLE FUELS - 2.1%
    2,500,000  BG Energy Capital PLC (b) .....................      6.50%       11/30/72          2,725,000
    1,500,000  Enbridge Energy Partners L.P. (b) .............      8.05%       10/01/37          1,692,603
                                                                                             --------------
                                                                                                  4,417,603
                                                                                             --------------
               TOTAL CAPITAL PREFERRED SECURITIES .........................................      66,790,277
               (Cost $67,697,029)                                                            --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                        STATED        STATED
    VALUE                        DESCRIPTION                       COUPON       MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
CORPORATE BONDS AND NOTES - 1.7%

               COMMERCIAL BANKS - 1.0%
$   1,500,000  Barclays Bank PLC (d)                               10.18%       06/12/21     $    1,994,108
                                                                                             --------------
               INSURANCE - 0.7%
    1,400,000  Wilton Re Finance LLC (b) (d)                        5.88%       03/30/33          1,407,000
                                                                                             --------------
               TOTAL CORPORATE BONDS AND NOTES                                                    3,401,108
               (Cost $3,403,325)                                                             --------------

               TOTAL INVESTMENTS - 97.3%                                                        202,845,248
               (Cost $213,296,790) (e)
               NET OTHER ASSETS AND LIABILITIES - 2.7%                                            5,729,712
                                                                                             --------------
               NET ASSETS - 100.0%                                                           $  208,574,960
                                                                                             ==============


(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2013. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2013.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the First Trust Series Fund's (the "Trust") Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC, the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2013, securities noted as such amounted to $27,144,340 or 13.01% of net assets.

(e) Aggregate cost for federal income tax purposes is $213,271,367. As of October 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $665,947 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,092,066.


Page 12                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2013        PRICES          INPUTS           INPUTS
---------------------------------------------------    -------------   -------------   -------------   -------------
$20 Par Preferred Securities*......................    $     753,640    $    753,640     $        --   $          --
$25 Par Preferred Securities
     Commercial Banks..............................       16,109,763      14,769,315       1,340,448              --
     Other Industry Categories*....................      105,097,565     105,097,565              --              --
$50 Par Preferred Securities*......................        1,066,876              --       1,066,876              --
$100 Par Preferred Securities
     Commercial Banks..............................        2,986,875              --       2,986,875              --
     Other Industry Categories*....................        5,608,519       5,608,519              --              --
$1,000 Par Preferred Securities*...................        1,030,625       1,030,625              --              --
Capital Preferred Securities*......................       66,790,277              --      66,790,277              --
Corporate Bonds and Notes*.........................        3,401,108              --       3,401,108              --
                                                       -------------   -------------   -------------   -------------
Total Investments..................................    $ 202,845,248    $127,259,664     $75,585,584   $          --
                                                       =============   =============   =============   =============


                                               LIABILITIES TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        10/31/2013        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   -------------
Futures Contracts..................................    $    (142,734)  $    (142,734)  $          --   $          --
                                                       =============   =============   =============   =============

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2013.

OPEN FUTURES CONTRACTS AT OCTOBER 31, 2013 (see Note 2F - Futures Contracts in the Notes to Financial Statements):

                                                                                                        UNREALIZED
                                                         NUMBER OF      EXPIRATION       NOTIONAL      APPRECIATION/
SHORT FUTURES CONTRACTS                                  CONTRACTS         MONTH           VALUE      (DEPRECIATION)
---------------------------------------------------    -------------   -------------   -------------   -------------
U.S. Treasury 10-Year Notes                                  145       December-2013     18,324,375      (142,734)
                                                                                       =============   =============


                        See Notes to Financial Statements                Page 13

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2013

ASSETS:
Investments, at value
   (Cost $213,296,790).........................................................................      $202,845,248
Cash...........................................................................................         5,336,784
Receivables:
   Investment securities sold..................................................................         5,825,779
   Interest....................................................................................         1,239,029
   Dividends...................................................................................           302,540
   Fund shares sold............................................................................           237,025
Prepaid expenses...............................................................................             4,665
Other assets...................................................................................            12,223
                                                                                                     ------------
   Total Assets................................................................................       215,803,293
                                                                                                     ------------

LIABILITIES:
Payables:
   Investment securities purchased.............................................................         4,426,464
   Fund shares repurchased.....................................................................         2,153,739
   Distributions payable.......................................................................           165,926
   Variation margin............................................................................           142,734
   Investment advisory fees....................................................................           107,083
   12b-1 distribution and service fees.........................................................            67,810
   Transfer agent fees.........................................................................            38,801
   Audit and tax fees..........................................................................            35,701
   Administrative fees.........................................................................            34,305
   Printing fees...............................................................................            15,583
   Legal fees..................................................................................            14,189
   Registration fees...........................................................................            12,212
   Custodian fees..............................................................................            11,071
   Trustees' fees and expenses.................................................................             1,841
   Financial reporting fees....................................................................               770
Other liabilities..............................................................................               104
                                                                                                     ------------
      Total Liabilities........................................................................         7,228,333
                                                                                                     ------------
NET ASSETS.....................................................................................      $208,574,960
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $226,651,358
Par value ($0.01 per share with an unlimited number of shares authorized)......................           102,761
Accumulated net investment income (loss).......................................................           (84,419)
Accumulated net realized gain (loss) on investments............................................        (7,500,464)
Net unrealized appreciation (depreciation) on investments and futures..........................       (10,594,276)
                                                                                                     ------------
NET ASSETS.....................................................................................      $208,574,960
                                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
CLASS A SHARES:
   Net asset value and redemption price per share (Based on net assets of $90,286,173 and
      4,454,604 shares of beneficial interest issued and outstanding)..........................      $      20.27
   Maximum sales charge (4.50% of offering price)..............................................              0.96
                                                                                                     ------------
   Maximum offering price to public............................................................      $      21.23
                                                                                                     ============
CLASS C SHARES:
   Net asset value and redemption price per share (Based on net assets of $55,375,826 and
      2,727,439 shares of beneficial interest issued and outstanding)..........................      $      20.30
                                                                                                     ============
CLASS F SHARES:
   Net asset value and redemption price per share (Based on net assets of $3,735,149 and
      182,914 shares of beneficial interest issued and outstanding)............................      $      20.42
                                                                                                     ============
CLASS I SHARES:
   Net asset value and redemption price per share (Based on net assets of $58,699,569 and
      2,887,584 shares of beneficial interest issued and outstanding)..........................      $      20.33
                                                                                                     ============
CLASS R3 SHARES:
   Net asset value and redemption price per share (Based on net assets of $478,243 and
      23,602 shares of beneficial interest issued and outstanding).............................      $      20.26
                                                                                                     ============

Page 14                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2013

INVESTMENT INCOME
Dividends......................................................................................      $ 10,506,622
Interest (net of foreign withholding tax of $14,156)...........................................         3,110,491
                                                                                                     ------------
   Total investment income.....................................................................        13,617,113
                                                                                                     ------------

EXPENSES:
Investment advisory fees.......................................................................         1,836,408
12b-1 distribution and/or service fees:
   Class A.....................................................................................           263,690
   Class C.....................................................................................           536,305
   Class F.....................................................................................             8,545
   Class R3....................................................................................             2,869
Transfer agent fees............................................................................           355,890
Legal fees.....................................................................................           172,175
Registration fees..............................................................................           131,708
Administrative fees............................................................................           103,866
Printing fees..................................................................................            61,281
Audit and tax fees.............................................................................            37,489
Custodian fees.................................................................................            27,923
Trustees' fees and expenses....................................................................            22,502
Financial reporting fees.......................................................................             9,250
Commitment fees................................................................................             6,522
Listing expense................................................................................             2,487
Other..........................................................................................             6,940
                                                                                                     ------------
   Total expenses..............................................................................         3,585,850
   Fees waived or expenses reimbursed by the investment advisor................................          (134,127)
                                                                                                     ------------
Net expenses...................................................................................         3,451,723
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................        10,165,390
                                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................        (7,457,130)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................       (16,054,589)
   Futures.....................................................................................          (142,734)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................       (16,197,323)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................       (23,654,453)
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $(13,489,063)
                                                                                                     ============


                        See Notes to Financial Statements                Page 15

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  YEAR                   YEAR
                                                                                  ENDED                  ENDED
                                                                               10/31/2013             10/31/2012
                                                                              -------------          -------------
OPERATIONS:
Net investment income (loss)................................................  $  10,165,390          $   2,496,381
Net realized gain (loss)....................................................     (7,457,130)             1,352,953
Net change in unrealized appreciation (depreciation)........................    (16,197,323)             5,556,277
                                                                              -------------          -------------
Net increase (decrease) in net assets resulting from operations.............    (13,489,063)             9,405,611
                                                                              -------------          -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Class A Shares............................................................     (4,719,784)            (1,855,501)
  Class C Shares............................................................     (2,049,350)              (627,182)
  Class F Shares............................................................       (257,903)               (62,233)
  Class I Shares............................................................     (3,011,903)              (576,586)
  Class R3 Shares...........................................................        (24,335)               (12,915)
                                                                              -------------          -------------
                                                                                (10,063,275)            (3,134,417)
                                                                              -------------          -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
  Class A Shares............................................................       (417,247)                (1,206)
  Class C Shares............................................................       (185,466)                  (531)
  Class F Shares............................................................        (20,286)                   (19)
  Class I Shares............................................................       (252,725)                   (66)
  Class R3 Shares...........................................................         (2,675)                    (0) (a)
                                                                              -------------          -------------
                                                                                   (878,399)                (1,822)
                                                                              -------------          -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
  Class A Shares............................................................       (719,240)                    --
  Class C Shares............................................................       (312,416)                    --
  Class F Shares............................................................        (39,232)                    --
  Class I Shares............................................................       (458,602)                    --
  Class R3 Shares...........................................................         (3,723)                    --
                                                                              -------------          -------------
                                                                                 (1,533,213)                    --
                                                                              -------------          -------------
Total distributions to shareholders.........................................    (12,474,887)            (3,136,239)
                                                                              -------------          -------------

CAPITAL TRANSACTIONS:
Proceeds from shares sold ..................................................    187,595,072            162,840,845
Proceeds from shares reinvested.............................................      8,671,431              2,192,407
Cost of shares redeemed.....................................................   (132,184,442)           (10,938,691)
                                                                              -------------          -------------
Net increase (decrease) in net assets resulting from capital transactions...     64,082,061            154,094,561
                                                                              -------------          -------------
Total increase (decrease) in net assets.....................................     38,118,111            160,363,933
                                                                              -------------          -------------

NET ASSETS:
Beginning of period.........................................................    170,456,849             10,092,916
                                                                              -------------          -------------
End of period...............................................................  $ 208,574,960          $ 170,456,849
                                                                              =============          =============
Accumulated net investment income (loss) at end of period...................  $     (84,419)         $    (220,798)
                                                                              =============          =============


-----------------------------

(a) Amount is less than $1.

Page 16                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR            PERIOD
                                                      ENDED           ENDED            ENDED
CLASS A SHARES                                      10/31/2013      10/31/2012     10/31/2011 (a)
                                                   ------------    ------------    --------------
Net asset value, beginning of period ............   $    22.42      $    20.10       $    20.26
                                                    ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ....................         0.98 (b)        0.89 (b)         0.79
Net realized and unrealized gain (loss) .........        (1.91)           2.55            (0.11)
                                                    ----------      ----------       ----------
Total from investment operations ................        (0.93)           3.44             0.68
                                                    ----------      ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ...........................        (0.98)          (1.12)           (0.84)
Net realized gain ...............................        (0.09)          (0.00) (c)          --
Return of capital ...............................        (0.15)             --               --
                                                    ----------      ----------       ----------
Total distributions .............................        (1.22)          (1.12)           (0.84)
                                                    ----------      ----------       ----------
Net asset value, end of period ..................   $    20.27      $    22.42       $    20.10
                                                    ==========      ==========       ==========
Total return (d) ................................        (4.36)%         17.60%            3.45%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............   $   90,286      $   83,717       $    6,932
Ratio of total expenses to average net assets ...         1.44%           1.83%            6.68% (e)
Ratio of net expenses to average net assets .....         1.40%           1.40%            1.40% (e)
Ratio of net investment income (loss) to average
   net assets ...................................         4.52%           4.13%            4.68% (e)
Portfolio turnover rate .........................           60%             60%              88%

(a)   Class A Shares commenced operations on February 25, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e)   Annualized.


                        See Notes to Financial Statements                Page 17

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR            PERIOD
                                                      ENDED           ENDED            ENDED
CLASS C SHARES                                      10/31/2013      10/31/2012     10/31/2011 (a)
                                                   ------------    ------------    --------------
Net asset value, beginning of period ............   $    22.45      $    20.13       $    20.26
                                                    ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ....................         0.83 (b)        0.73 (b)         0.69
Net realized and unrealized gain (loss) .........        (1.93)           2.55            (0.08)
                                                    ----------      ----------       ----------
Total from investment operations ................        (1.10)           3.28             0.61
                                                    ----------      ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ...........................        (0.84)          (0.96)           (0.74)
Net realized gain ...............................        (0.08)          (0.00) (c)          --
Return of capital ...............................        (0.13)             --               --
                                                    ----------      ----------       ----------
Total distributions .............................        (1.05)          (0.96)           (0.74)
                                                    ----------      ----------       ----------
Net asset value, end of period ..................   $    20.30      $    22.45       $    20.13
                                                    ==========      ==========       ==========
Total return (d) ................................        (5.03)%         16.70%            3.08%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............   $   55,376      $   36,681       $    2,720
Ratio of total expenses to average net assets ...         2.17%           2.66%            8.03% (e)
Ratio of net expenses to average net assets .....         2.15%           2.15%            2.15% (e)
Ratio of net investment income (loss) to average
   net assets ...................................         3.81%           3.36%            4.10% (e)
Portfolio turnover rate .........................           60%             60%              88%

(a)   Class C Shares commenced operations on February 25, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e)   Annualized.


Page 18                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR            PERIOD
                                                      ENDED           ENDED            ENDED
CLASS F SHARES                                      10/31/2013      10/31/2012     10/31/2011 (a)
                                                   ------------    ------------    --------------
Net asset value, beginning of period ............   $    22.59      $    20.12       $    20.25
                                                    ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ....................         1.02 (b)        0.89 (b)         0.70
Net realized and unrealized gain (loss) .........        (1.95)           2.72            (0.07)
                                                    ----------      ----------       ----------
Total from investment operations ................        (0.93)           3.61             0.63
                                                    ----------      ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ...........................        (1.01)          (1.14)           (0.76)
Net realized gain ...............................        (0.08)          (0.00) (c)          --
Return of capital ...............................        (0.15)             --               --
                                                    ----------      ----------       ----------
Total distributions .............................        (1.24)          (1.14)           (0.76)
                                                    ----------      ----------       ----------
Net asset value, end of period ..................   $    20.42      $    22.59       $    20.12
                                                    ==========      ==========       ==========
Total return (d) ................................        (4.32)%         18.47%            3.17%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............   $    3,735      $    4,012       $        1
Ratio of total expenses to average net assets ...         1.58%           3.71%          233.60% (e)
Ratio of net expenses to average net assets .....         1.30%           1.30%            1.30% (e)
Ratio of net investment income (loss) to average
   net assets ...................................         4.63%           4.09%            5.21% (e)
Portfolio turnover rate .........................           60%             60%              88%

(a) Class F Shares were initially seeded and commenced operations on March 2, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period. These returns include Rule 12b-1 service fees of 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e)   Annualized.

                        See Notes to Financial Statements                Page 19

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR            PERIOD
                                                      ENDED           ENDED            ENDED
CLASS I SHARES                                      10/31/2013      10/31/2012     10/31/2011 (a)
                                                   ------------    ------------    --------------
Net asset value, beginning of period                $    22.47      $    20.15       $    20.00
                                                    ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              1.04 (b)        0.92 (b)         0.82
Net realized and unrealized gain (loss)                  (1.91)           2.57             0.21
                                                    ----------      ----------       ----------
Total from investment operations                         (0.87)           3.49             1.03
                                                    ----------      ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                    (1.03)          (1.17)           (0.88)
Net realized gain                                        (0.09)          (0.00) (c)          --
Return of capital                                        (0.15)             --               --
                                                    ----------      ----------       ----------
Total distributions                                      (1.27)          (1.17)           (0.88)
                                                    ----------      ----------       ----------
Net asset value, end of period                      $    20.33      $    22.47       $    20.15
                                                    ==========      ==========       ==========
Total return (d)                                         (4.06)%         17.84%            5.21%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............   $   58,700      $   45,432       $      439
Ratio of total expenses to average net assets ...         1.23%           1.46%           22.09% (e)
Ratio of net expenses to average net assets .....         1.15%           1.15%            1.15% (e)
Ratio of net investment income (loss) to average
   net assets ...................................         4.79%           4.20%            5.12% (e)
Portfolio turnover rate .........................           60%             60%              88%

(a) Class I Shares were initially seeded on December 16, 2010 and commenced operations on January 11, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e)   Annualized.


Page 20                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR            PERIOD
                                                      ENDED           ENDED            ENDED
CLASS R3 SHARES                                     10/31/2013      10/31/2012     10/31/2011 (a)
                                                   ------------    ------------    --------------
Net asset value, beginning of period                $    22.41      $    20.11       $    20.25
                                                    ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              0.93 (b)        0.80 (b)         0.61
Net realized and unrealized gain (loss)   .....          (1.92)           2.56            (0.07)
                                                    ----------      ----------       ----------
Total from investment operations                         (0.99)           3.36             0.54
                                                    ----------      ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                    (0.92)          (1.06)           (0.68)
Net realized gain                                        (0.10)          (0.00) (c)          --
Return of capital                                        (0.14)             --               --
                                                    ----------      ----------       ----------
Total distributions                                      (1.16)          (1.06)           (0.68)
                                                    ----------      ----------       ----------
Net asset value, end of period                      $    20.26      $    22.41       $    20.11
                                                    ==========      ==========       ==========
Total return (d)                                         (4.61)%         17.19%            2.74%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $      478      $      615       $        1
Ratio of total expenses to average net assets             4.87%          11.51%          301.79% (e)
Ratio of net expenses to average net assets               1.65%           1.65%            1.90% (e)
Ratio of net investment income (loss) to average
   net assets                                             4.25%           3.66%            4.62% (e)
Portfolio turnover rate                                     60%             60%              88%

(a) Class R3 Shares were initially seeded and commenced operations on March 2, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of 0.50% effective December 15, 2011, and 0.75% prior to December 15, 2011, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e)   Annualized.


                        See Notes to Financial Statements                Page 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2013


                                1. ORGANIZATION

First Trust Preferred Securities and Income Fund (the "Fund") is a series of First Trust Series Fund (the "Trust"), a Massachusetts business trust, organized on July 9, 2010, and is registered as a non-diversified, open-end management investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers five classes of Shares: Class A, Class C, Class F, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's investment objective is to seek to provide current income and total return. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in preferred securities and other securities with similar economic characteristics. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing at the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) National Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sales price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are valued at the mean between the most recent bid and asked price. Over-the-counter options and futures contracts are valued at the midpoint between the bid and asked price, if available, and otherwise at the closing bid prices.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2013


Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts. Income is allocated on a pro rata basis to each class of shares.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2013


The Fund may hold the securities of real estate investment trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the year ended October 31, 2013, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $34,264 and a decrease in accumulated net realized gain (loss) on investments of $34,264. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal years ended October 31, 2013 and 2012 was as follows:

                                                     2013           2012
Distributions paid from:
Ordinary income .............................    $ 10,838,420   $  3,136,239
Capital gain.................................         103,254             --
Return of capital............................       1,533,213             --

As of October 31, 2013, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income................    $         --
Undistributed capital gains..................              --
                                                 ------------
Total undistributed earnings.................              --
Accumulated capital and other losses.........      (7,587,114)
Net unrealized appreciation (depreciation)...     (10,426,119)
                                                 ------------
Total accumulated earnings (losses)..........     (18,013,233)
Other........................................        (165,926)
Paid-in capital..............................     226,754,119
                                                 ------------
Net assets...................................    $208,574,960
                                                 ============

D. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2013, for federal income tax purposes, the Fund had a capital loss carryforward of $7,587,114 available, to the extent provided by regulations, to offset future capital gains.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2012 and 2011 remain open to federal and state audit. As of October 31, 2013, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES:

The Fund pays all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees (12b-1) and incremental transfer agency costs which are unique to each class of shares.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2013


F. FUTURES CONTRACTS:

The Fund purchases or sells (i.e. is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on Futures" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily with the change in value recognized as a component of, "Net change in unrealized appreciation (depreciation) on Futures" on the Statement of Operations. This daily fluctuation in value of the contract is also known as variation margin and is included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged instruments.

During the year ended October 31, 2013, the amount of notional values of futures contracts opened and closed were $18,324,375 and $0, respectively.

G. ACCOUNTING PRONOUNCEMENTS:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is currently evaluating the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust Advisors L.P. ("First Trust"), the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.80% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor"), an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.40% of average daily net assets that is paid by First Trust out of its investment advisory fee.

First Trust and Stonebridge have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.15% of average daily net assets of any class of Shares of the Fund (the "Expense Cap") until February 28, 2015 and then will not exceed 1.50% from March 1, 2015 to February 28, 2024 (the "Expense Cap Termination Date"). Expenses borne and fees waived by First Trust and Stonebridge are subject to recovery by First Trust and Stonebridge up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding its Expense Cap in place at the time the expense was borne or the fee was waived by First Trust and Stonebridge. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursements for the year ended October 31, 2013 and the expenses borne by First Trust and Stonebridge subject to recovery for the periods indicated were as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2013

                                                         EXPENSES SUBJECT TO RECOVERY
                                       -----------------------------------------------------------------
                                       PERIOD ENDED      YEAR ENDED       YEAR ENDED
   ADVISORY FEE       EXPENSE           OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
      WAIVER       REIMBURSEMENTS           2011             2012             2013            TOTAL
   ------------    --------------      --------------   --------------   --------------   --------------
    $  134,127      $         --        $    219,802     $    320,165     $    134,127     $    674,094

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013 before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.


                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:

                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2013                  OCTOBER 31, 2012

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Sales:
     Class A                     3,083,747    $  68,291,292        3,662,445    $  78,869,660
     Class C                     1,452,121       32,374,730        1,508,203       32,727,231
     Class F                       155,308        3,480,067          187,052        4,091,877
     Class I                     3,798,513       83,448,983        2,114,019       46,568,361
     Class R3                           --               --           27,416          583,716
                                ----------    -------------       ----------    -------------
Total Sales:                     8,489,689    $ 187,595,072        7,499,135    $ 162,840,845
                                ==========    =============       ==========    =============

Dividend Reinvestment:
     Class A                       181,625    $   3,925,189           57,516    $   1,249,277
     Class C                        80,753        1,739,629           20,318          441,847
     Class F                         7,071          154,083            1,325           29,423
     Class I                       131,601        2,852,530           21,260          471,860
     Class R3                           --               --               --               --
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:       401,050    $   8,671,431          100,419    $   2,192,407
                                ==========    =============       ==========    =============

Redemptions:
     Class A                    (2,545,437)   $ (54,289,190)        (330,167)   $  (7,059,899)
     Class C                      (439,287)      (9,160,688)         (29,817)        (649,623)
     Class F                      (157,069)      (3,268,967)         (10,822)        (236,497)
     Class I                    (3,064,349)     (65,385,546)        (135,225)      (2,992,672)
     Class R3                       (3,863)         (80,051)              --               --
                                ----------    -------------       ----------    -------------
Total Redemptions:              (6,210,005)   $(132,184,442)        (506,031)   $ (10,938,691)
                                ==========    =============       ==========    =============

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2013


                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended October 31, 2013, were $194,752,300 and $131,421,161, respectively.

                                 6. BORROWINGS

Effective March 28, 2013, the Trust and the First Trust Variable Insurance Trust entered into a $20 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. On July 30, 2013, the Line of Credit was increased to $50 million and First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV were added to the Credit Agreement. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by Scotia, which First Trust will allocate amongst the funds that have access to the Line of Credit. To the extent that the Fund accesses the credit line, there would also be an interest fee charged.

                        7. DISTRIBUTION AND SERVICE PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25%, 1.00%, 0.15% and 0.50% of their average daily net assets each year for Class A, Class C, Class F and Class R3, respectively, to reimburse and compensate First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events to report.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST PREFERRED SECURITIES AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Preferred Securities and Income Fund, a series of the First Trust Series Fund (the "Fund"), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Preferred Securities and Income Fund as of October 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 46.09% of its ordinary income distributions (including short-term capital gains, if applicable) for the period ended October 31, 2013. 43.24% of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2013, qualify for the corporate dividends received deduction available to corporate shareholders.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Companies with smaller market capitalizations are generally subject to additional market risk.

INTEREST RATE RISK: If interest rates rise, the prices of fixed-rate preferred securities and other fixed-rate debt securities held by the Fund will fall.

PREFERRED SECURITIES RISK: Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

CONCENTRATION RISK: A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CREDIT RISK: Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. In addition, parties to other financial contracts with the Fund could default on their obligations.

CURRENCY RISK: Although the Fund's net asset value is determined on the basis of U.S. dollars, because the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

DEPOSITARY RECEIPTS RISK: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

FINANCIAL COMPANY RISK: The Fund invests in the securities of financial companies, which may include banks, thrifts, brokerage firms, broker-dealers, investment banks, finance companies, REITs and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)


ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

NON-DIVERSIFICATION RISK: The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REIT RISK: Investing in REITs involves risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Fund shareholders indirectly pay REIT fees and expenses.

NON U.S. SECURITIES RISK: The Fund may invest in securities of non U.S. issuers. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

             BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT
               MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of the First Trust Series Fund (the "Trust"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust Preferred Securities and Income Fund (the "Fund"), and First Trust Advisors L.P. (the "Advisor" or "First Trust") and the Investment Sub-Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor"), at a meeting held on June 9-10, 2013. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund. The Board considered that the Fund launched in January 2011.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. With respect to the Sub-Advisory Agreement, the Board reviewed materials provided by the Sub-Advisor and considered the

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)


services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that while the Advisor does not provide advisory services to other mutual funds with investment objectives and policies similar to the Fund's, it had recently begun serving as investment adviser to an actively managed exchange-traded fund and a closed-end fund sub-advised by the Sub-Advisor, with similar investment objectives and strategies. The Board noted that the Advisor provides services to certain separately managed accounts with investment objectives and policies similar to the Fund's, for which it charges a lower advisory fee rate, and the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the sub-advisory fee rate is equal to the fee rates charged by the Sub-Advisor to other similar clients, but that the other clients do not invest in institutional securities, which requires that additional resources be allocated to the Fund by the Sub-Advisor. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups included only three overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (iii) most peer funds do not employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the Lipper peer group. The Board considered that the Advisor and Sub-Advisor agreed to waive fees and/or pay Fund expenses through February 28, 2015 to the extent necessary to prevent the annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to the Rule 12b-1 plan, if any, and extraordinary expenses) from exceeding 1.15% of a class' average daily net assets, and from March 1, 2015 through February 28, 2024 to the extent necessary to prevent annual operating expenses (with the same exclusions) from exceeding 1.50% of a class' average daily net assets. The Board noted that expenses borne or fees waived by the Advisor and Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor and Sub-Advisor.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance (based on Class A shares) for the one-year and since-inception periods ended December 31, 2012 to a performance peer universe selected by Lipper and to a benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information presented, the Board noted that the Fund's performance was above the median of its Lipper peer universe for the one-year and since inception periods ended December 31, 2012.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and considered that the Advisor estimated that it provided services to the Fund at a loss. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that in addition to the advisory fees paid by the Fund, First Trust's affiliate, First Trust Portfolios L.P., is compensated for services provided to the Fund through 12b-1 fees and that First Trust also is compensated for providing fund reporting services to the Fund. The Board considered First Trust Portfolios' ownership interest in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)


The Board considered the Sub-Advisor's estimated costs in providing services to the Fund and noted the Sub-Advisor's statement that it does not expect economies of scale in connection with providing services to the Fund. The Board noted that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board also reviewed information provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, but noted that the Sub-Advisor estimated that it managed the Fund at a loss. The Board considered the fall-out benefits realized by Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of First Trust Portfolios in the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton Orthopedics;        105        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 East Liberty Drive,          o Since Trust       Limited Partnership; Member, Sportsmed
  Suite 400                        Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         105        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Trust       (May 2007 to March 2010), ADM Investor                       Inc. and ADM
  Suite 400                        Inception         Services, Inc. (Futures Commission                           Investor Services
Wheaton, IL 60187                                    Merchant)                                                    International
D.O.B.: 11/57

Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 105        Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 East Liberty Drive,          o Since Trust       Consulting)                                                  Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Indefinite Term   President and Chief Executive Officer (June       105        Director of
c/o First Trust Advisors L.P.                        2012 to Present), Dew Learning LLC                           Covenant
120 East Liberty Drive,          o Since Trust       (Educational Products and Services);                         Transport Inc.
  Suite 400                        Inception         President (June 2002 to June 2012),
Wheaton, IL 60187                                    Covenant College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010 to         105        None
Chairman of the Board                                Present), President (until December 2010),
120 East Liberty Drive,          o Since Trust       First Trust Advisors L.P. and First Trust
  Suite 400                        Inception         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                    Directors, BondWave LLC (Software
D.O.B.: 09/55                                        Development Company/Investment Advisor
                                                     and Stonebridge Advisors LLC (Investment
                                                     Advisor)

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o Since January 2012      L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                              Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                  Development Company/Investment Advisor) and
                                                                               Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to Present), First Trust
   Suite 400            Accounting Officer           o Since January 2012      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o Indefinite Term         General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                         o Since Trust Inception   (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o Since Trust Inception   First Trust Advisirs L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term         Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,   and Assistant Secretary                                L.P. and First Trust Portfolios L.P.
   Suite 400                                         o Chief Compliance
Wheaton, IL 60187                                      Officer since January
D.O.B.: 12/66                                          2011 and Assistant
                                                       Secretary since Trust
                                                       Inception


2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors, LLC
187 Danbury Road
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

        First Trust/Confluence
        Small Cap Value Fund
        -----------------------------------------
        Annual Report
        For the Year Ended October 31, 2013

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2013

Shareholder Letter ........................................................... 1
At A Glance .................................................................. 2
Portfolio Commentary ......................................................... 4
Understanding Your Fund Expenses ............................................. 7
Portfolio of Investments ..................................................... 8
Statement of Assets and Liabilities ..........................................10
Statement of Operations ......................................................11
Statements of Changes in Net Assets ..........................................12
Financial Highlights .........................................................13
Notes to Financial Statements ................................................17
Report of Independent Registered Public Accounting Firm.......................22
Additional Information .......................................................23
Board of Trustees and Officers ...............................................26
Privacy Policy ...............................................................28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Confluence Small Cap Value Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2013


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust/Confluence Small Cap Value Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis, and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 27.18% during the twelve months ended October 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit many financial plans for investors seeking long-term investment success. Your advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2013 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
                                                NET ASSET
FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND    VALUE (NAV)
-----------------------------------------------------------
Class A (FOVAX)                                  $26.77
Class C (FOVCX)                                  $25.51
Class I (FOVIX)                                  $27.15
Class R3 (FOVRX)                                 $26.08
-----------------------------------------------------------

-----------------------------------------------------------
                                               % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
West Pharmaceutical Services, Inc.                3.8%
Rayonier, Inc.                                    3.7
GrafTech International Ltd.                       3.7
Zebra Technologies Corp., Class A                 3.5
Patterson Cos., Inc.                              3.5
C&J Energy Services, Inc.                         3.5
Landstar System, Inc.                             3.5
Hittite Microwave Corp.                           3.4
Techne Corp.                                      3.4
Snyders-Lance, Inc.                               3.4
                                               -------
                                        Total    35.4%
                                               =======

-----------------------------------------------------------
                                              % OF TOTAL
SECTOR ALLOCATION                            INVESTMENTS
-----------------------------------------------------------
Industrials                                      35.5%
Financials                                       25.2
Health Care                                      20.1
Information Technology                            7.0
Energy                                            3.5
Consumer Staples                                  3.4
Consumer Discretionary                            2.8
Materials                                         2.5
                                               -------
                                        Total   100.0%
                                               =======

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2013 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the Russell 2000(R) Value Index and the Russell 2000(R) Index from 1/11/2011 through 10/31/2013.


            First Trust/Confluence Small Cap   Russell 2000(R)   Russell 2000(R)
              Value Fund - Class I Shares        Value Index          Index
1/11/2011               $10,000                    $10,000           $10,000
4/30/2011                10,730                     10,966            10,716
10/31/2011                9,790                      9,457             9,261
4/30/2012                10,554                     10,499            10,323
10/31/2012               10,951                     10,599            10,601
4/30/2013                12,260                     12,309            12,307
10/31/2013               13,892                     14,023            14,389

---------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2013
---------------------------------------------------------------------------------------------------------------
                                                                  I SHARES     R3 SHARES
                          A SHARES               C SHARES         Inception    Inception
                     Inception 2/24/2011    Inception 3/2/2011    1/11/2011     3/2/2011    R2000V*    R2000*
---------------------------------------------------------------------------------------------------------------
                                                       W/MAX
                                                       1.00%
                               W/MAX                 CONTINGENT
                      W/O      5.50%         W/O      DEFERRED       W/O          W/O         W/O        W/O
AVERAGE ANNUAL       SALES     SALES        SALES      SALES        SALES        SALES       SALES      SALES
TOTAL RETURNS       CHARGES   CHARGE       CHARGES     CHARGE      CHARGES      CHARGES     CHARGES    CHARGES
1 Year              26.16%    19.22%       25.11%      24.11%      26.85%       25.75%       32.83%     36.28%
Since Inception     12.03%     9.69%        9.74%       9.74%      12.43%       10.85%       12.81%     13.85%
---------------------------------------------------------------------------------------------------------------

*Since inception return is based on the Class I Shares inception date.

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I and Class R3 Shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The combined Rule 12b-1 distribution and service fees are 0.50% of average daily net assets for Class R3 Shares, while Class I Shares do not have these fees. Prior to December 15, 2011, Class R3 Shares' combined Rule 12b-1 distribution and service fees were 0.75% per year of average daily net assets.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2013


                                  SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor ("Confluence" or the "Sub-Advisor"), located in St. Louis, Missouri, serves as the sub-advisor to First Trust/Confluence Small Cap Value Fund (the "Fund"). The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.

                           PORTFOLIO MANAGEMENT TEAM

MARK KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER DAVID MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
DANIEL WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
CHRIS STEIN - VICE PRESIDENT AND PORTFOLIO MANAGER

                                   COMMENTARY

MARKET RECAP

The past fiscal year for the Fund came on the heels of a highly contested presidential election and, more importantly, the latest round of monetary stimulus termed Quantitative Easing (QE3). While the election garnered the media and public attention, the Federal Reserve's unconventional actions had the biggest impact on the financial markets, particularly the equity markets. Although the Fed's efforts were focused on the economy, and specifically employment, the primary beneficiaries have been holders of financial assets as unemployment still remains high and growth is below trend. In fact, the Federal Reserve's zero interest rate policy and QE3 programs have encouraged investors to take on more risk, which they have obliged, as evidenced by the strength in the small capitalization end of the market, with the Russell 2000 and Russell 2000 Value Indexes posting returns of 36.28% and 32.83%, respectively, for the Fund's fiscal year ended October 31, 2013. The strength was widespread with all sectors participating and posting positive double-digit returns (see table below). The breadth of the returns were driven more by expanding valuations as revenue was hindered by slow economic growth and productivity, i.e. margins, as enhancements were harder to come by this many years into the recovery.

PERFORMANCE ANALYSIS

The Fund's Class I Shares were up 26.85% during the fiscal year ended October 31, 2013, which lagged the Russell 2000 and Russell 2000 Value Indexes, which were up 36.28% and 32.83%, respectively. The breadth of performance was spread across all sectors with each posting double-digit returns for both the benchmarks and the Fund. Reviewing the attribution of the Fund which accounts for the relative weightings and returns of the sectors to the overall benchmark returns, the Materials and Utilities sectors provided the highest relative attribution due to the Fund's underweighting these lowest performing sectors. On the flip side, the Producer Durables and Technology sectors were detractors for the Fund's relative performance as the returns lagged the overall benchmark and its relative weights. The Fund's cash holdings also detracted from the overall relative performance (see the contribution table below).

PORTFOLIO ATTRIBUTION
10/31/12-10/31/13
--------------------------------------------------------------------------------------------------------------------------
                         RUSSELL 2000(R) VALUE       RUSSELL 2000(R)               FUND                  ATTRIBUTION
                        -----------------------  -----------------------  -----------------------  -----------------------
                                                                                                       vs RSL     vs RSL
SECTOR                        WGT        RTN           WGT        RTN          WGT         RTN       2000VALUE     2000

Consumer Discretionary       11.6       46.8          13.7       42.4          7.8        54.5          0.10       0.61
Consumer Staples              2.7       41.5           3.7       42.5          2.3        52.0          0.20       0.13
Energy                        6.6       34.9           5.7       34.6          3.0        19.6         (0.52)     (0.40)
Financial Services           39.2       27.1          24.7       30.1         22.5        26.0          0.77      (0.79)
Health Care                   4.4       37.0          12.2       40.1         16.2        34.8          0.10      (0.72)
Materials & Processing        5.1       21.7           5.0       21.9          2.5        41.3          0.79       0.85
Producer Durables            12.5       42.2          14.5       42.9         32.1        24.2         (4.02)     (4.91)
Technology                   11.2       44.0          16.5       42.4          6.0        24.4         (1.72)     (1.68)
Utilities                     6.7       13.1           3.9       15.8          0.0         0.0          1.34       0.82
Cash                          0.0        0.0           0.0        0.0          7.7         0.0         (2.56)     (2.82)
--------------------------------------------------------------------------------------------------------------------------

Sources: Bloomberg and Confluence Investment Management

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

This past fiscal year proved to be a stellar year for investors in small-capitalization stocks and returns far outpaced historic norms as ample liquidity helped spark an appetite for riskier assets. Returns of this magnitude are often preceded by larger than average negative returns and simply mark a return of some or all of the losses and then some. This past fiscal year was not the case as the prior fiscal year posted positive returns. Rather, the current environment, in our opinion, is being driven by improved investor sentiment as economic growth remains below trend; this sentiment is driving returns via expanding valuations. While this type of environment rewards all investors in the market, it favors growth and momentum investors who are less focused on valuations than on participating in the rising tides. The Fund has historically lagged these types of environments as it adheres to its valued-oriented discipline. This has led us to taking profits as valuations rise above our estimates of intrinsic value in some of the underlying businesses. While taking profits is logical, it often takes some time to prudently redeploy the capital and when we do, it is likely in undervalued businesses that have yet to catch the attention of investors.

No doubt it is frustrating to lag in a strong up market, but our disciplined approach is analogous to one of Aesop's Fables "The Tortoise and the Hare." Confluence is the "Tortoise" that applies a steady and consistent methodology focused on understanding and valuing individual businesses with the emphasis on owning great businesses at bargain prices. We view risk as the probability of a permanent loss of capital as opposed to tracking error of a benchmark. This will often result in over/under weighting certain areas of the market that we believe either offer more attractive valuations or have superior underlying attributes. Subsequently, performance in any given time frame will be impacted by the market's perception of the value of these individual businesses compared to the benchmarks. Our goal is to beat the broad markets on average and over long periods.

In the Producer Durables and Information Technology sectors, which were the primary detractors to Fund performance, there was only one holding that posted a negative return: Ritchie Brothers Auctioneers (RBA). Ritchie Brothers has created a unique exchange which dominates the industrial auction space, but it has been struggling with the slow recovery in the construction markets as well as some internal sales issues. These are short-term issues and we remain favorable on the business. The remaining holdings in these two sectors posted positive returns including some with stellar returns, such as Graco, Inc. (GGG), but it was not enough in the aggregate to beat the sector strength of the benchmarks which posted +40% returns.

Regarding the holdings in the Fund, the overall strength of the market resulted in a higher than expected turnover as a number of the Fund's underlying holdings traded beyond our estimates of their intrinsic value, and we took advantage by selling. The stocks sold at full valuation during the fiscal year were:
Affiliated Managers Group (AMG), Deckers Outdoor (DECK), Franklin Street Properties (FSP), Generac Holdings (GNRC), HNI Corp. (HNI), RLI Corp. (RLI) and Sanderson Farms (SAFM). We also sold Simpson Manufacturing (SSD), Heartland Express (HTLD) and John Wiley & Sons (JW'A) as their fundamentals changed and/or valuations warranted repositioning into new companies that offered a better risk/reward opportunity.

We were able to reposition much of the proceeds of these sales into new companies but still hold an above-average cash position as we look to prudently redeploy the remaining capital. During the fiscal year, we added new positions in the Bank of Marin (BMRC), Graftech International (GTI), Snyder's-Lance
(LNCE), National Interstate Insurance Corp. (NATL), OneBeacon Insurance Group
(OB), Thermon Group Holdings (THR) and Vocera Communications (VCRA).

As long-term oriented investors, the underlying businesses the Fund owns will ultimately dictate its success and should be the focus of our updates. Given the relatively high turnover this fiscal year, we wanted to highlight a few of the new holdings.

During the fiscal year, we added the Bank of Marin to the Fund. In our opinion, Bank of Marin is a terrific community bank that is extremely well-managed, having produced above-average returns on assets and equity by focusing on attracting lower cost core deposits and lending with solid underwriting standards. The Bank of Marin performed admirably during the recent downturn and now stands to benefit from the banking consolidation that will likely occur under the added regulatory onus as well as improved loan growth stemming from the improving economy.

We also added Snyder's-Lance to the Fund. Snyder's-Lance is known for its namesake snack food businesses of pretzels and salty snacks. The company has put together some wonderful brands and is now focusing on operational efficiencies, which we believe should enhance margins and is led by a management team that is focused on generating shareholder wealth.

Lastly, we added National Interstate to the Fund. National Interstate is a small insurer focused on commercial transportation insurance for passenger buses, trucking, and moving and storage providers. The company has a long history of solid underwriting and a management team that acts like owners, putting profits before premium growth. The impact of weak commercial transportation insurance rates from 2009-2011 are currently weighing on the industry and National Interstate's stock. As a result, insurers are raising commercial transportation insurance rates and turning away unprofitable business. At this point in the insurance cycle, we believe the company is well-positioned for increased profitability, premium growth, and a higher valuation.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

MARKET AND FUND OUTLOOK

The economy continues to move forward, albeit in baby steps, despite the massive monetary intervention bestowed on the markets. This highlights the severity of the recession in 2008-09, as well as the patience needed by policy makers to allow the needed repairs to the balance sheets of individuals and businesses. There were simply no short-term solutions to remove the excess leverage that preceded the great recession. It should also be noted that the monetary policies are in many ways countering the fiscal policies of sequestration and higher taxes. The issue at hand is whether or not the added liquidity has led or will lead to a misallocation of capital (causing another asset bubble in the financial markets). While equity markets are clearly benefiting from the stimulus and valuations have expanded, more so in a few areas than others, valuations for the broad markets remain near historical averages.

Going forward, we maintain the stance that the economy will continue to generate slow growth within a low inflation environment. Excess production capacity and high unemployment will likely continue to restrain inflationary pressures. This should allow interest rates to stay low as well and support valuation. While the recent market strength has expanded valuations and allowed us to take some profits, it has also made our task of finding undervalued businesses a little more difficult. Fortunately, we have a team dedicated to the task that is committed to finding great businesses trading at bargain prices. We remain focused on company-specific fundamentals and growth prospects and believe the current market will continue to provide us with opportunities to buy quality companies at reasonable prices.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2013 (UNAUDITED)

As a shareholder of the First Trust/Confluence Small Cap Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2013.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

             --------------------------------------------------------------------------------------------------------
                                                                           HYPOTHETICAL
                           ACTUAL EXPENSES                          (5% RETURN BEFORE EXPENSES)
             ---------------------------------------------   -------------------------------------------
               BEGINNING       ENDING       EXPENSES PAID    BEGINNING        ENDING      EXPENSES PAID
                ACCOUNT        ACCOUNT      DURING PERIOD     ACCOUNT        ACCOUNT      DURING PERIOD   ANNUALIZED
                 VALUE          VALUE        5/01/2013 -       VALUE          VALUE        5/01/2013 -      EXPENSE
               5/01/2013     10/31/2013     10/31/2013 (a)   5/01/2013      10/31/2013    10/31/2013 (a)   RATIOS (b)
             --------------------------------------------------------------------------------------------------------
Class A      $  1,000.00    $   1,128.60      $    8.58     $  1,000.00    $  1,017.14     $    8.13         1.60%
Class C         1,000.00        1,124.30          12.58        1,000.00       1,013.36         11.93          2.35
Class I         1,000.00        1,133.10           7.26        1,000.00       1,018.40          6.87          1.35
Class R3        1,000.00        1,128.50           9.93        1,000.00       1,015.88          9.40          1.85

(a) Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period (May 1, 2013 through October 31, 2013), multiplied by 184/365 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2013

   SHARES                                      DESCRIPTION                                       VALUE
-------------  ----------------------------------------------------------------------------  --------------
COMMON STOCKS - 89.3%

               AEROSPACE & DEFENSE - 3.0%
        2,015  Cubic Corp..................................................................  $      105,787
                                                                                             --------------
               AIR FREIGHT & LOGISTICS - 3.0%
        2,585  Forward Air Corp............................................................         104,641
                                                                                             --------------
               CAPITAL MARKETS - 4.6%
        4,070  MVC Capital, Inc. (a) ......................................................          56,288
        9,310  PennantPark Investment Corp. (a) ...........................................         104,831
                                                                                             --------------
                                                                                                    161,119
                                                                                             --------------
               CHEMICALS - 2.3%
        1,360  Scotts Miracle-Gro (The) Co., Class A ......................................          79,859
                                                                                             --------------
               COMMERCIAL BANKS - 2.8%
        2,350  Bank of Marin Bancorp ......................................................          99,993
                                                                                             --------------
               COMMERCIAL SERVICES & SUPPLIES - 3.0%
        5,420  Ritchie Bros. Auctioneers, Inc..............................................         107,316
                                                                                             --------------
               ELECTRICAL EQUIPMENT - 8.5%
        2,070  Franklin Electric Co., Inc..................................................          78,350
       13,046  GrafTech International Ltd. (b) ............................................         116,109
        4,487  Thermon Group Holdings, Inc. (b) ...........................................         105,489
                                                                                             --------------
                                                                                                    299,948
                                                                                             --------------
               ENERGY EQUIPMENT & SERVICES - 3.1%
        4,755  C&J Energy Services, Inc. (b) ..............................................         109,555
                                                                                             --------------
               FOOD PRODUCTS - 3.1% .......................................................
        3,591  Snyder's-Lance, Inc.........................................................         107,694
                                                                                             --------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 6.3%
        2,590  Haemonetics Corp. (b) ......................................................         105,050
        2,450  West Pharmaceutical Services, Inc...........................................         118,458
                                                                                             --------------
                                                                                                    223,508
                                                                                             --------------
               HEALTH CARE PROVIDERS & SERVICES - 5.7%
        2,590  Patterson Cos., Inc.........................................................         110,101
        3,195  VCA Antech, Inc. (b) .......................................................          90,898
                                                                                             --------------
                                                                                                    200,999
                                                                                             --------------
               HEALTH CARE TECHNOLOGY - 2.8%
        5,950  Vocera Communications, Inc. (b) ............................................         100,139
                                                                                             --------------
               INSURANCE - 8.7%
        3,295  Brown & Brown, Inc..........................................................         105,209
        3,675  National Interstate Corp....................................................          96,028
        6,645  OneBeacon Insurance Group Ltd...............................................         106,054
                                                                                             --------------
                                                                                                    307,291
                                                                                             --------------
               LIFE SCIENCES TOOLS & SERVICES - 3.1%
        1,235  Techne Corp.................................................................         107,927
                                                                                             --------------

Page 8                  See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   SHARES                                      DESCRIPTION                                       VALUE
-------------  ----------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

               MACHINERY - 11.0%
        6,985  Douglas Dynamics, Inc.......................................................  $      105,962
        1,480  EnPro Industries, Inc. (b) .................................................          88,312
        1,115  Graco, Inc..................................................................          86,145
        1,777  Mueller Industries, Inc.....................................................         107,135
                                                                                             --------------
                                                                                                    387,554
                                                                                             --------------
               MEDIA - 2.5%
        1,105  Morningstar, Inc............................................................          88,720
                                                                                             --------------
               OFFICE ELECTRONICS - 3.2%
        2,298  Zebra Technologies Corp., Class A (b) ......................................         111,016
                                                                                             --------------
               REAL ESTATE INVESTMENT TRUSTS - 6.4%
        5,650  Gladstone Commercial Corp...................................................         106,785
        2,494  Rayonier, Inc...............................................................         117,268
                                                                                             --------------
                                                                                                    224,053
                                                                                             --------------
               ROAD & RAIL - 3.1%
        1,975  Landstar System, Inc........................................................         109,198
                                                                                             --------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
        1,695  Hittite Microwave Corp. (b) ................................................         108,294
                                                                                             --------------
               TOTAL INVESTMENTS - 89.3% ..................................................       3,144,611
                (Cost $2,700,875) (c)
               NET OTHER ASSETS AND LIABILITIES - 10.7% ...................................         376,183
                                                                                             --------------
               NET ASSETS - 100.0% ........................................................  $    3,520,794
                                                                                             ==============


(a)   Business Development Company

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes is $2,700,875. As of October 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $458,225 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $14,489.

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        10/31/2013        PRICES          INPUTS           INPUTS
                                                       -------------   -------------   -------------   -------------
Common Stocks*.....................................    $   3,144,611   $   3,144,611     $       --      $       --
                                                       =============   =============     ==========      ==========


* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be on the last day of the period at their current value. There were no transfers between Levels at October 31, 2013.

                        See Notes to Financial Statements                 Page 9

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2013

ASSETS:
Investments, at value
   (Cost $2,700,875)...........................................................................      $  3,144,611
Cash...........................................................................................           529,847
Prepaid expenses...............................................................................                63
Receivables:
   Fund shares sold............................................................................             4,606
   From Investment Advisor.....................................................................             2,153
   Dividends...................................................................................             1,260
                                                                                                     ------------
     Total Assets..............................................................................         3,682,540
                                                                                                     ------------
LIABILITIES:
Payables:
   Investment securities purchased.............................................................           102,546
   Audit and tax fees..........................................................................            32,799
   Transfer agent fees.........................................................................             7,834
   Legal fees..................................................................................             5,817
   Printing fees...............................................................................             5,000
   12b-1 distribution and service fees.........................................................             1,872
   Trustees' fees and expenses.................................................................             1,340
   Registration fees...........................................................................             1,326
   Financial reporting fees....................................................................               770
   Custodian fees..............................................................................               561
   Commitment fees.............................................................................               398
   Administrative fees.........................................................................               332
   Other liabilities...........................................................................             1,151
                                                                                                     ------------
     Total Liabilities.........................................................................           161,746
                                                                                                     ------------
NET ASSETS.....................................................................................      $  3,520,794
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $  2,929,726
Par value ($0.01 per share with an unlimited number of shares authorized)......................             1,350
Accumulated net investment income (loss).......................................................            (9,707)
Accumulated net realized gain (loss) on investments............................................           155,689
Net unrealized appreciation (depreciation) on investments......................................           443,736
                                                                                                     ------------
NET ASSETS.....................................................................................      $  3,520,794
                                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
   (Net assets are rounded to the nearest whole dollar and shares are rounded to the nearest full share)
CLASS A SHARES:
   Net asset value and redemption price per share (Based on net assets of $1,287,892 and 48,105
      shares of beneficial interest issued and outstanding)....................................      $      26.77
   Maximum sales charge (5.50% of offering price)..............................................              1.56
                                                                                                     ------------
   Maximum offering price to public............................................................      $      28.33
                                                                                                     ============
   CLASS C SHARES:
   Net asset value and redemption price per share (Based on net assets of $1,955,664 and 76,652
      shares of beneficial interest issued and outstanding)....................................      $      25.51
                                                                                                     ============
   CLASS I SHARES:
   Net asset value and redemption price per share (Based on net assets of $275,941 and 10,162
      shares of beneficial interest issued and outstanding)....................................      $      27.15
                                                                                                     ============
   CLASS R3 SHARES:
   Net asset value and redemption price per share (Based on net assets of $1,297 and 50 shares
      of beneficial interest issued and outstanding)...........................................      $      26.08
                                                                                                     ============

Page 10                 See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2013

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $242).............................................      $     28,643
Interest.......................................................................................                77
                                                                                                     ------------
   Total investment income.....................................................................            28,720
                                                                                                     ------------
EXPENSES:
Transfer agent fees............................................................................            77,173
Registration fees..............................................................................            52,714
Audit and tax fees.............................................................................            34,584
Investment advisory fees.......................................................................            23,341
Administrative fees............................................................................            22,472
Printing fees..................................................................................            16,129
Trustees' fees and expenses....................................................................            16,008
12b-1 distribution and/or service fees:
   Class A.....................................................................................             1,988
   Class C.....................................................................................            13,402
   Class R3....................................................................................                 6
Financial reporting fees.......................................................................             9,250
Legal fees.....................................................................................             8,667
Commitment fees................................................................................             2,298
Listing expense................................................................................             1,990
Custodian fees.................................................................................             1,669
Other..........................................................................................             1,771
                                                                                                     ------------
   Total expenses..............................................................................           283,462
   Less fees waived and expenses reimbursed by the investment advisor..........................          (236,557)
                                                                                                     ------------
Net expenses...................................................................................            46,905
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................           (18,185)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................           170,521
   Net change in unrealized appreciation (deprecation) on investments..........................           379,609
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................           550,130
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $    531,945
                                                                                                     ============

                        See Notes to Financial Statements                Page 11

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  YEAR                YEAR
                                                                                  ENDED               ENDED
                                                                               10/31/2013          10/31/2012
                                                                              -------------       -------------
OPERATIONS:
Net investment income (loss)................................................  $     (18,185)      $       8,039
Net realized gain (loss)....................................................        170,521              19,673
Net change in unrealized appreciation (depreciation)........................        379,609              68,817
                                                                              -------------       -------------
Net increase (decrease) in net assets resulting from operations.............        531,945              96,529
                                                                              -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Class A Shares............................................................         (7,587)               (605)
  Class C Shares............................................................         (4,443)                 --
  Class F Shares............................................................             --                  (3)
  Class I Shares............................................................         (1,775)               (655)
  Class R3 Shares...........................................................            (11)                 --
                                                                              -------------       -------------
                                                                                    (13,816)             (1,263)
                                                                              -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
  Class A Shares............................................................         (2,739)                 --
  Class C Shares............................................................         (3,897)                 --
  Class I Shares............................................................           (530)                 --
  Class R3 Shares...........................................................             (5)                 --
                                                                              -------------       -------------
                                                                                     (7,171)                 --
                                                                              -------------       -------------
Total distributions to shareholders.........................................        (20,987)             (1,263)
                                                                              -------------       -------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold...................................................      1,740,872           1,086,129
Proceeds from shares reinvested.............................................         14,134                 587
Cost of shares redeemed.....................................................       (153,244)           (165,408)
                                                                              -------------       -------------
Net increase (decrease) in net assets resulting from capital transactions...      1,601,762             921,308
                                                                              -------------       -------------
Total increase (decrease) in net assets.....................................      2,112,720           1,016,574
NET ASSETS:
Beginning of period.........................................................      1,408,074             391,500
                                                                              -------------       -------------
End of period...............................................................  $   3,520,794       $   1,408,074
                                                                              =============       =============
Accumulated net investment income (loss) at end of period...................  $      (9,707)      $       7,460
                                                                              =============       =============


Page 12                 See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR            PERIOD
                                                      ENDED           ENDED            ENDED
CLASS A SHARES                                      10/31/2013      10/31/2012     10/31/2011 (a)
                                                   ------------    ------------    --------------
Net asset value, beginning of period .............  $    21.58      $    19.54       $    20.10
                                                    ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b) .................        0.10            0.23             0.03
Net realized and unrealized gain (loss) ..........        5.46            1.85            (0.59)
                                                    ----------      ----------       ----------
Total from investment operations .................        5.56            2.08            (0.56)
                                                    ----------      ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ............................       (0.27)          (0.04)              --
Net realized gain ................................       (0.10)             --               --
                                                    ----------      ----------       ----------
Total distributions ..............................       (0.37)          (0.04)              --
                                                    ----------      ----------       ----------
Net asset value, end of period ...................  $    26.77      $    21.58       $    19.54
                                                    ==========      ==========       ==========
TOTAL RETURN (c) .................................       26.16%          10.61%           (2.79)%
                                                    ==========      ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $    1,288      $      651       $      218
Ratio of total expenses to average net assets.....       11.29%          23.94%           60.42%(d)
Ratio of net expenses to average net assets.......        1.60%           1.60%            1.60% (d)
Ratio of net investment income (loss) to average
   net assets.....................................        0.42%           1.10%            0.26% (d)
Portfolio turnover rate ..........................          31%             11%              21%

(a)   Class A Shares commenced operations on February 24, 2011.

(b)   Per share amounts have been calculated using the average share method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d)   Annualized.

                        See Notes to Financial Statements                Page 13

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR            PERIOD
                                                      ENDED           ENDED            ENDED
CLASS C SHARES                                      10/31/2013      10/31/2012     10/31/2011 (a)
                                                   ------------    ------------    --------------
Net asset value, beginning of period .............  $    20.59      $    18.81       $    20.10
                                                    ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b) .................       (0.10)           0.05            (0.07)
Net realized and unrealized gain (loss) ..........        5.23            1.73            (1.22)
                                                    ----------      ----------       ----------
Total from investment operations .................        5.13            1.78            (1.29)
                                                    ----------      ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ............................       (0.11)             --               --
Net realized gain ................................       (0.10)             --               --
                                                    ----------      ----------       ----------
Total distributions ..............................       (0.21)             --               --
                                                    ----------      ----------       ----------
Net asset value, end of period ...................  $    25.51      $    20.59       $    18.81
                                                    ==========      ==========       ==========
TOTAL RETURN (c) .................................       25.11%           9.46%           (6.42)%
                                                    ==========      ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............  $    1,956      $      615       $        8
Ratio of total expenses to average net assets.....       10.45%          26.69%           98.09% (d)
Ratio of net expenses to average net assets.......        2.35%           2.35%            2.35% (d)
Ratio of net investment income (loss) to average
    net assets ...................................       (0.43)%          0.25%           (0.54)% (d)
Portfolio turnover rate ..........................          31%             11%              21%

(a)   Class C Shares commenced operations on March 2, 2011.

(b)   Per share amounts have been calculated using the average share method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d)   Annualized.

Page 14                 See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR            PERIOD
                                                      ENDED           ENDED            ENDED
CLASS I SHARES                                      10/31/2013      10/31/2012     10/31/2011 (a)
                                                   ------------    ------------    --------------
Net asset value, beginning of period .............  $    21.81      $    19.58       $    20.00
                                                    ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b) .................        0.16            0.26             0.07
Net realized and unrealized gain (loss) ..........        5.60            2.05            (0.49)
                                                    ----------      ----------       ----------
Total from investment operations .................        5.76            2.31            (0.42)
                                                    ----------      ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ............................       (0.32)          (0.08)              --
Net realized gains ...............................       (0.10)             --               --
                                                    ----------      ----------       ----------
Total distributions ..............................       (0.42)          (0.08)              --
                                                    ----------      ----------       ----------
Net asset value, end of period ...................  $    27.15      $    21.81       $    19.58
                                                    ==========      ==========       ==========
TOTAL RETURN (c) .................................       26.85%          11.85%           (2.10)%
                                                    ==========      ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............  $      276      $      141       $      164
Ratio of total expenses to average net assets.....       17.52%          41.80%          103.62% (d)
Ratio of net expenses to average net assets.......        1.35%           1.35%            1.35% (d)
Ratio of net investment income (loss) to average
    net assets ...................................        0.66%           1.28%            0.43% (d)
Portfolio turnover rate ..........................          31%             11%              21%

(a) Class I Shares were initially seeded on December 16, 2010 and commenced operations on January 11, 2011.

(b)   Per share amounts have been calculated using the average share method.

(c) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d)   Annualized.

                        See Notes to Financial Statements                Page 15

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR            YEAR            PERIOD
                                                      ENDED           ENDED            ENDED
CLASS R3 SHARES                                     10/31/2013      10/31/2012     10/31/2011 (a)
                                                   ------------    ------------    --------------
Net asset value, beginning of period .............     $ 21.04      $    19.03       $    20.10
                                                    ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b) .................        0.06            0.15            (0.04)
Net realized and unrealized gain (loss) ..........        5.29            1.86            (1.03)
                                                    ----------      ----------       ----------
Total from investment operations .................        5.35            2.01            (1.07)
                                                    ----------      ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ............................       (0.21)             --               --
Net realized gain ................................       (0.10)             --               --
                                                    ----------      ----------       ----------
Total distributions ..............................       (0.31)             --               --
                                                    ----------      ----------       ----------
Net asset value, end of period ...................  $    26.08      $    21.04       $    19.03
                                                    ==========      ==========       ==========
TOTAL RETURN (c) .................................       25.75%          10.56%           (5.32)%
                                                    ==========      ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............  $        1      $        1       $        1
Ratio of total expenses to average net assets.....    1,640.13%       2,717.44%          297.34% (d)
Ratio of net expenses to average net assets.......        1.85%           1.88%            2.10% (d)
Ratio of net investment income (loss) to average
    net assets ...................................        0.24%           0.75%           (0.32)% (d)
Portfolio turnover rate ..........................          31%             11%              21%

(a) Class R3 Shares were initially seeded and commenced operations on March 2, 2011.

(b)   Per share amounts have been calculated using the average share method.

(c) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of 0.50% effective December 15, 2011 and 0.75% prior to December 15, 2011 and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d)   Annualized.

Page 16                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2013


                                1. ORGANIZATION

First Trust/Confluence Small Cap Value Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers four classes of shares: Class A, Class C, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's investment objective is to seek to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in equity securities of U.S. listed companies with small market capitalizations at the time of investment that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes have produced solid returns over extended periods of time. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the midpoint between the bid and the asked price, if available, and otherwise at the closing bid price.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2013

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and the accretion of discounts. Income is allocated on a pro rata basis to each class of shares.

The Fund may hold the securities of real estate investment trusts ("REITs"). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its shares semi-annual dividends of all or a portion of its net income. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the year ended October 31, 2013, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $14,834 and a decrease in accumulated net realized gain (loss) on investments of $14,834. Net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2013


The tax character of distributions paid during the fiscal year ended October 31, 2013 and 2012 was as follows:


Distributions paid from:                             2013           2012
Ordinary income............................      $     15,424   $      1,263
Capital gain...............................             5,563             --
Return of capital..........................                --             --

As of October 31, 2013, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income..............      $     42,200
Undistributed capital gains................           113,489
                                                 ------------
Total undistributed earnings...............           155,689
Accumulated capital and other losses.......           (9,707)
Net unrealized appreciation (depreciation).           443,736
                                                 ------------
Total accumulated earnings (losses)........           589,718
Other......................................                --
Paid-in capital............................         2,931,076
                                                 ------------
Net assets.................................      $  3,520,794
                                                 ============

D. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2013, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes. During the taxable year ended October 31, 2013, the Fund did not utilize non-expiring capital loss carryforwards.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011, 2012 and 2013 remain open to federal and state audit. As of October 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES:

The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

F. ACCOUNTING PRONOUNCEMENT:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is currently evaluating the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2013


Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of the Fund's average daily net assets that is paid by First Trust from its investment advisory fee.

First Trust and Confluence have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund (the "Expense Cap") until February 28, 2015 and then will not exceed 1.70% from March 1, 2015 to February 28, 2024 (the "Expense Cap Termination Date"). Expenses borne and fees waived by First Trust and Confluence are subject to recovery by First Trust and Confluence up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap in place at the time the expense was borne or the fee was waived by First Trust and Confluence. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursement for the year ended October 31, 2013 and the expenses borne by First Trust and Confluence subject to recovery for the periods indicated were as follows:

                                                         EXPENSES SUBJECT TO RECOVERY
                                       -----------------------------------------------------------------
                                       PERIOD ENDED      YEAR ENDED       YEAR ENDED
   ADVISORY FEE       EXPENSE           OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
      WAIVER       REIMBURSEMENTS           2011             2012             2013            TOTAL
   ------------    --------------      --------------   --------------   --------------   --------------
    $   23,341     $   213,216          $   169,849      $   273,946      $   236,557      $   680,352


Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.


                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:

                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2013                  OCTOBER 31, 2012

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Sales:
     Class A                        22,009    $     552,388           22,827    $     462,559
     Class C                        46,487        1,044,546           29,845          577,127
     Class F*                           --               --               --               --
     Class I                         6,014          143,938            2,182           46,369
     Class R3                           --               --                4               74
                                ----------    -------------       ----------    -------------
Total Sales:                        74,510    $   1,740,872           54,858    $   1,086,129
                                ==========    =============       ==========    =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2013

                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2013                  OCTOBER 31, 2012

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Dividend Reinvestment:
     Class A                           258    $       5,651               22    $         417
     Class C                           358            7,523               --               --
     Class F*                           --               --               --               --
     Class I                            44              960                9              170
     Class R3                           --               --               --               --
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:           660    $      14,134               31    $         587
                                ==========    =============       ==========    =============

Redemptions:
     Class A                        (4,340)   $     (96,585)          (3,817)   $     (78,652)
     Class C                           (59)          (1,401)            (378)          (7,559)
     Class F*                           --               --              (50)            (755)
     Class I                        (2,357)         (55,258)          (4,132)         (78,369)
     Class R3                           --               --               (4)             (73)
                                ----------    -------------       ----------    -------------
Total Sales:                        (6,756)   $    (153,244)          (8,381)   $    (165,408)
                                ==========    =============       ==========    =============


* Effective December 15, 2011, all Class F shares were liquidated and the class was terminated.

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2013, were $1,973,443 and $677,979, respectively.

                                 6. BORROWINGS

Effective March 28, 2013, the Trust and First Trust Variable Insurance Trust entered into a $20 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. On July 30, 2103, the Line of Credit was increased to $50 million and First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV were added to the Credit Agreement. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by Scotia, which First Trust will allocate amongst the funds that have access to the Line of Credit. To the extent that the Fund accesses the credit line, there would also be an interest fee charged.

                       7. DISTRIBUTION AND SERVICE PLANS

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25%, 1.00% and 0.50% of their average daily net assets each year for Class A, Class C and Class R3, respectively, to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On December 17, 2013, the Fund declared short-term and long-term capital gains of $0.3068 and $0.8252 per share, respectively, to holders of each class of shares of record on December 18, 2013, payable December 18, 2013.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Confluence Small Cap Value Fund (the "Fund"), a series of the First Trust Series Fund (the "Trust"), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Confluence Small Cap Value Fund as of October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. /s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 44.90% of its ordinary income distributions (including short-term capital gains, if applicable) for the period ended October 31, 2013. 42.08% of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2013, qualify for corporate dividends received deduction available to corporate shareholders.

For the year ended October 31, 2013, the amount of long-term capital gain distributions designated by the Fund was $5,563 which is taxable at a maximum rate of 15% for federal income tax purposes.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Companies with smaller market capitalizations are generally subject to additional market risk.

MARKET CAPITALIZATION RISK: The Fund normally invests at least 80% of its assets in Small-Cap Companies. Because the market capitalization is measured at the time of its initial purchase, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the market capitalization range. Because of market movement, there can be no assurance that the securities held by the Fund will stay within the given market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully n a certain market capitalization range.

SMALL CAP RISK: The Fund invests in Small-Cap Companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and dependence on a few key people, and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies may be less liquid than those of larger companies.

VALUE INVESTING RISK: The Fund focuses its investments on securities that the portfolio manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the securities' current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

REAL ESTATE INVESTMENT RISK: The Fund invests in companies in the real estate industry, including REITs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2013 (UNAUDITED)


REIT RISK: REITs are subject to risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Fund shareholders indirectly pay REIT fees and expenses.

BDC RISK: The Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDCs included in the Fund may employ the use of leverage in its portfolio through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

INDUSTRIALS AND PRODUCER DURABLES SECTOR RISK. The Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees of the First Trust Series Fund (the "Trust"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust/Confluence Small Cap Value Fund (the "Fund"), and First Trust Advisors L.P. (the "Advisor" or "First Trust") and the Investment Sub-Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Confluence Investment Management LLC (the "Sub-Advisor"), at a meeting held on June 9-10, 2013. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund. The Board considered that the Fund launched in January 2011 and remains a very small fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2013 (UNAUDITED)


The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not charge a lower fee to any other client for which it provides comparable services. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups did not include any overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that
(i) most of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds and (ii) most peer funds do not employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was below the median of the Lipper peer group. The Board considered that the Advisor and Sub-Advisor agreed to waive fees and/or pay Fund expenses through February 28, 2015 to the extent necessary to prevent the annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to the Rule 12b-1 plan, if any, and extraordinary expenses) from exceeding 1.35% of a class' average daily net assets, and from March 1, 2015 through February 28, 2024 to the extent necessary to prevent annual operating expenses (with the same exclusions) from exceeding 1.70% of a class' average daily net assets. The Board noted that expenses borne or fees waived by the Advisor and Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor and Sub-Advisor.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance (based on Class A shares) for the one-year and since-inception periods ended December 31, 2012 to a performance peer universe selected by Lipper and to two benchmarks. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information presented, the Board noted that the Fund's performance was above the median of the Lipper peer universe for the one-year and since inception periods ended December 31, 2012 .

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and considered that the Advisor estimated that it provided services to the Fund at a loss. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that in addition to the advisory fees paid by the Fund, First Trust's affiliate, First Trust Portfolios L.P., is compensated for services provided to the Fund through 12b-1 fees and that First Trust also is compensated for providing fund reporting services to the Fund.

The Board noted the Sub-Advisor did not identify any economies of scale in providing services to the Fund at current asset levels but indicated that some economies of scale may exist at larger asset levels. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board considered the Sub-Advisor's statement that it had negative net fees in sub-advising the Fund in 2012 as a result of fee waivers and expense reimbursements, but that the Sub-Advisor's representatives stated at the meeting that the Sub-Advisor is committed to serving as Sub-Advisor to the Fund. The Board considered fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including the Sub-Advisor's statement that it benefits from greater exposure to small cap value companies. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton Orthopedics;        105        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 East Liberty Drive,          o Since Trust       Limited Partnership; Member, Sportsmed
  Suite 400                        Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         105        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Trust       (May 2007 to March 2010), ADM Investor                       Inc. and ADM
  Suite 400                        Inception         Services, Inc. (Futures Commission                           Investor Services
Wheaton, IL 60187                                    Merchant)                                                    International
D.O.B.: 11/57

Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 105        Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 East Liberty Drive,          o Since Trust       Consulting)                                                  Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Indefinite Term   President and Chief Executive Officer (June       105        Director of
c/o First Trust Advisors L.P.                        2012 to Present), Dew Learning LLC                           Covenant
120 East Liberty Drive,          o Since Trust       (Educational Products and Services);                         Transport Inc.
  Suite 400                        Inception         President (June 2002 to June 2012),
Wheaton, IL 60187                                    Covenant College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010 to         105        None
Chairman of the Board                                Present), President (until December 2010),
120 East Liberty Drive,          o Since Trust       First Trust Advisors L.P. and First Trust
  Suite 400                        Inception         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                    Directors, BondWave LLC (Software
D.O.B.: 09/55                                        Development Company/Investment Advisor
                                                     and Stonebridge Advisors LLC (Investment
                                                     Advisor)

-------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o Since January 2012      L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                              Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                  Development Company/Investment Advisor) and
                                                                               Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to Present), First Trust
   Suite 400            Accounting Officer           o Since January 2012      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o Indefinite Term         General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                         o Since Trust Inception   (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o Since Trust Inception   First Trust Advisirs L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term         Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,   and Assistant Secretary                                L.P. and First Trust Portfolios L.P.
   Suite 400                                         o Chief Compliance
Wheaton, IL 60187                                      Officer since January
D.O.B.: 12/66                                          2011 and Assistant
                                                       Secretary since Trust
                                                       Inception


-------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2013 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship.

We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
349 Marshall Avenue, Suite 302
Saint Louis, MO 63119

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

        First Trust Short Duration
        High Income Fund
        -----------------------------------------
        Annual Report
        For the Period November 1, 2012
        (Commencement of Operations)
        through October 31, 2013

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2013

Shareholder Letter ........................................................... 1
At A Glance .................................................................. 2
Portfolio Commentary ......................................................... 4
Understanding Your Fund Expenses ............................................. 6
Portfolio of Investments ..................................................... 7
Statement of Assets and Liabilities ..........................................20
Statement of Operations ......................................................21
Statement of Changes in Net Assets ...........................................22
Financial Highlights .........................................................23
Notes to Financial Statements ................................................26
Report of Independent Registered Public Accounting Firm ......................32
Additional Information .......................................................33
Board of Trustees and Officers ...............................................35
Privacy Policy ...............................................................37


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Short Duration High Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST SHORT DURATION HIGH INCOME FUND ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2013


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Short Duration High Income Fund ("the Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis, and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 27.18% during the twelve months ended October 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit many financial plans for investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2013 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
FIRST TRUST SHORT DURATION HIGH                 NET ASSET
   INCOME FUND VALUE                              (NAV)
-----------------------------------------------------------
Class A (FDHAX)                                  $20.68
Class C (FDHCX)                                  $20.66
Class I (FDHIX)                                  $20.68
-----------------------------------------------------------

-----------------------------------------------------------
                                              % OF TOTAL
CREDIT QUALITY(1)                             INVESTMENTS
-----------------------------------------------------------
BBB                                                1.0%
BBB-                                               1.8
BB+                                                6.7
BB                                                 9.4
BB-                                               20.6
B+                                                27.7
B                                                 20.4
B-                                                 5.7
CCC+                                               3.7
CCC                                                0.3
Private                                            2.3
NR                                                 0.4
                                                -------
                                        Total    100.0%
                                                =======


-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN ISSUERS                               INVESTMENTS
-----------------------------------------------------------
Sprint Corp.                                       1.8%
T-Mobile USA, Inc.                                 1.6
Dell International                                 1.4
Activision Blizzard                                1.3
BMC Software                                       1.3
Four Seasons                                       1.2
Ocwen Financial Corp.                              1.2
MultiPlan, Inc.                                    1.2
Pinnacle Entertainment, Inc.                       1.1
Nationstar Mortgage LLC/Nationstar Capital Corp.   1.1

                                                -------
                                        Total     13.2%
                                                =======

-----------------------------------------------------------
                                              % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
-----------------------------------------------------------
Health Care Providers & Services                  11.6%
Hotels, Restaurants & Leisure                      9.5
Software                                           6.9
Media                                              6.2
Wireless Telecommunication Services                5.1
Consumer Finance                                   4.8
Food Products                                      4.8
Diversified Financial Services                     4.5
Chemicals                                          4.3
Health Care Equipment & Supplies                   3.9
Pharmaceuticals                                    3.1
Diversified Telecommunication Services             2.6
Building Products                                  2.2
Aerospace & Defense                                2.2
Auto Components                                    2.1
Insurance                                          1.9
Professional Services                              1.7
Computers & Peripherals                            1.4
Diversified Consumer Services                      1.3
Life Sciences Tools & Services                     1.3
Food & Staples Retailing                           1.2
Oil, Gas & Consumable Fuels                        1.2
Specialty Retail                                   1.2
Real Estate Investment Trusts                      1.1
Containers & Packaging                             1.1
Distributors                                       1.1
Metals & Mining                                    1.0
Leisure Equipment & Products                       1.0
Electronic Equipment, Instruments & Components     0.9
Capital Markets                                    0.9
Independent Power Producers & Energy Traders       0.9
Semiconductors & Semiconductor Equipment           0.8
Health Care Technology                             0.8
Diversified Business Services                      0.8
Industrial Conglomerates                           0.7
Machinery                                          0.7
Communications Equipment                           0.7
Automobiles                                        0.6
Road & Rail                                        0.4
Airlines                                           0.3
Tires & Rubber                                     0.3
Real Estate Management & Development               0.2
Commercial Services & Supplies                     0.2
Energy Equipment & Services                        0.2
Movies & Entertainment                             0.1
Electric Utilities                                 0.1
IT Services                                        0.1
                                                -------
                                        Total    100.0%
                                                =======


--------------------------------------------------------------------------------
                                               CLASS         CLASS        CLASS
DIVIDEND DISTRIBUTIONS                       A SHARES      C SHARES     I SHARES
--------------------------------------------------------------------------------
Current Monthly Distribution per Share (2)    $0.0791       $0.0663      $0.0834
Current Distribution Rate on NAV (3)           4.59%         3.85%        4.84%


(1) The ratings are by Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.

(2) Most recent distribution paid or declared through 10/31/2013. Subject to change in the future.

(3) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by NAV as of 10/31/2013. Subject to change in the future.

NR    Not Rated

FIRST TRUST SHORT DURATION HIGH INCOME FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2013 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the Bank of America Merrill Lynch U.S. High Yield
          Master II Constrained Index, the S&P/LSTA Leveraged Loan Index and the Blended Benchmark from 11/1/2012 through 10/31/2013.

           First Trust Short                         Bank of America
             Duration High                       Merrill Lynch U.S. High           S&P/LSTA
             Income Fund -         Blended           Yield Master II            Leveraged Loan
            Class I Shares      Benchmark (a)   Constrained Index ("HUC0")     Index ("SPBDAL")

1/11/12        $10,000            $10,000               $10,000                   $10,000
4/30/13         10,613             10,548                10,713                    10,384
10/31/13        10,811             10,705                10,869                    10,542



(a) The Blended Benchmark return is a 50/50 split between the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and the S&P/LSTA Leveraged Loan Index returns.

-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------
                                A SHARES               C SHARES               I SHARES
                          Inception (11/1/2012)  Inception (11/1/2012)  Inception (11/1/2012)    BLENDED
                           through 10/31/2013     through 10/31/2013     through 10/31/2013     BENCHMARK     HUC0*   SPBDAL*
-----------------------------------------------------------------------------------------------------------------------------
                                                              W/MAX
                                                              1.00%
                                       W/MAX                CONTINGENT
                             W/O       3.50%        W/O      DEFERRED            W/O               W/O         W/O      W/O
                            SALES      SALES       SALES      SALES             SALES             SALES       SALES    SALES
CUMULATIVE TOTAL RETURNS   CHARGES     CHARGE     CHARGES     CHARGE           CHARGES           CHARGES     CHARGES  CHARGES

Since Inception             7.87%      4.07%       7.04%      6.04%             8.11%             7.05%       8.69%    5.42%

30-Day SEC Yields(1)              3.51%                  2.89%                  3.93%              N/A         N/A      N/A
-----------------------------------------------------------------------------------------------------------------------------

* Since inception return is based on inception date of the Fund.

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Total returns with sales charges include payment of the maximum sales charge of 3.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of up to 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

(1) 30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the waiver and/or a reimbursement of Fund expenses, which has the effect of lowering the Fund's expense ratio and generating a higher yield.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2013

INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Investment Team is comprised of eleven experienced professionals specializing in below investment-grade securities. The team is comprised of portfolio management, research, trading and operations. As of October 31, 2013, the First Trust Leveraged Finance Team managed or supervised approximately $1.2 billion in senior secured bank loans and high-yield bonds. These assets are spread across various strategies, including a closed-end fund, an open-end fund, three exchange-traded funds, a series of unit investment trusts and an institutional separate account.

PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
PETER FASONE, CFA - VICE PRESIDENT, PORTFOLIO MANAGER

FIRST TRUST SHORT DURATION HIGH INCOME FUND

The primary investment objective of the First Trust Short Duration High Income Fund (the "Fund") is to seek to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

MARKET RECAP

Capital markets were generally strong early in the period but experienced volatility throughout the summer as investors speculated on when the Federal Reserve would begin to reduce its $85 billion per month Quantitative Easing ("QE") bond-buying economic stimulus program. Few investors anticipated the decision by the Federal Reserve to continue (in full) its QE bond buying at its September 18 meeting, and while Treasury yields were up significantly from the lows early in the year, Treasury yields plummeted more than 15 basis points in one day. In October, investors faced additional market uncertainty, as the federal government shutdown was a constant reminder of the wrangling in Washington over a budget deal and the desire to reach a consensus on the debt ceiling debate. Ultimately, the combination of the government's decision to revisit the continuing resolution/debt ceiling debate early next year and the Federal Reserve maintaining its unprecedented bond buying binge proved enough to leave fixed-income markets on solid footing in October.

Senior Loan Market

The S&P/LSTA Leveraged Loan Index returned a fairly impressive 5.42% for the 12-month period ended October 31, 2013. Additionally, Index performance throughout the reporting period was consistently positive with only two months posting negative performance.

From a credit quality perspective, lower credit-rated issues provided the strongest performance for the period. Lower-quality CCC rated issues returned 12.51% in the period, significantly outperforming the returns of higher-quality B rated issues at 5.33% and BB rated issues at 4.05%. The average price of loans in the market began the period at $96.4 and rose two points over the 12-month period to $97.9. This ending price was less than the high for the period, which was $98.4 at the end of April 2013.

High-Yield Bond Market

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index returned 8.69% for the 12-month period ended October 31, 2013.

Similar to the returns in Senior Loans, lower-quality high-yield bonds outperformed higher-quality high-yield bonds in the period. Lower quality CCC rated and below issues returned 16.04% in the period, which exceeded returns of higher-quality B rated issues at 10.34% and BB rated issues at 5.91%. Average bonds prices rose during the period, from $103.4 to $103.7.

Credit Quality/Default Rates

One important factor helping support the positive returns was the continuation of a strong credit environment. The trailing twelve-month default rate at the end of October 2013 was 1.91% for Senior Loans and 0.99% for high-yield bonds. The default rate remains well inside the long-term historical average for both Senior Loans and high-yield bonds. The long term average

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

default rate for Senior Loans is 3.28% (for the period March 1999 - October
2013), while the long-term average default rate for high-yield bonds is 3.54% (for the period March 1999 - October 2013).

Two trends in the market that have helped to keep default volumes in check have been solid corporate fundamentals and robust capital markets activity. Regarding corporate fundamentals, Senior Loan issuers that file their financial results publicly grew cash flows by approximately 6% year-over-year in the second quarter of 2013 (latest data available), which represents 16 straight quarters of cash flow growth. This extended period of cash flow growth has given companies the ability to strengthen their balance sheets. The second positive trend is the active capital markets which have provided companies the opportunity to refinance near-term debt maturities with longer-dated paper and a lower coupon. This process of extending maturities may help alleviate a potential catalyst for future defaults and the lower coupon eases a company's interest burden. Senior Loans coming due with maturities through 2014 stand at a mere $10.2 billion, down from $47.6 billion at December 2012 and $140.3 billion at the end of 2011. Overall, we believe that the combination of solid corporate performance and the extension of near-term debt maturities support our view that the default environment will remain modest. High-yield maturities in both 2013 or 2014 stand at just $6.2 billion, down from $34.4 billion as of December 2012.

FUND PERFORMANCE

The Fund's inception date was November 1, 2012. The Fund's I Share performance, excluding sales load, from inception through October 31, 2013 was 8.11%, exceeding the blended benchmark return of 7.05% (comprised of 50% S&P/LSTA Leveraged Loan Index and 50% Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index).

The Fund paid its first monthly distribution payment in December 2012 of $0.0834 per share on the I Shares. Since that time, the Fund has maintained this level of monthly distributions. At the end of the period, the effective yield1 based on this distribution rate was 4.84% for the I Shares.

From a portfolio construction standpoint, the portfolio currently favors Senior Loan issues over high-yield bonds. The tilt toward Senior Loans is influenced by several factors. The Senior Loan market, in aggregate, offers a yield that is relatively close to that of the high-yield bond market, with very little, if any, interest rate risk. Senior Loans provide a superior position in a company's capital structure (senior secured) relative to high-yield bonds. In addition, high-yield bond yields continue to trend well inside the historical average, and while Senior Loan yields are also below their historical average, albeit very slightly, we believe that the relative value has been tilting strongly in the direction of the Senior Loan market relative to high-yield bonds.

The Fund performed well over the period, outperforming the blended benchmark. This outperformance was driven principally by superior asset selection relative to the benchmark. While the Fund's under-weight position in the lowest credit-quality issues (CCC rated and below) and the tilt towards Senior Loans relative to high-yield bonds were headwinds to performance for the period, good individual asset selection more than made up for these headwinds.

MARKET AND FUND OUTLOOK

Our outlook for the leveraged finance market (high-yield bonds and Senior Loans) remains positive. We believe the most significant threat to traditional fixed-income investors is interest rate risk (duration risk). However, the combination of a modest default environment and slow but positive economic growth provides a firm fundamental backdrop for high-yield bonds and Senior Loans, in our opinion. Longer term, our view is that if interest rates move higher, as we believe they will, high-yield will likely be pressured. Our analysis suggests that, in light of the historically low yield and historically high prices within the high-yield market, there is considerably more interest rate risk embedded in pockets of high-yield than history would indicate. Moreover, given the narrow yield differential between Senior Loans and high-yield bonds, investors benefit far more from the structural enhancements available for Senior Loans (senior secured position within the capital structure, floating interest rate) than the slight yield pick-up in high-yield bonds, furthering support for the Fund's overweight position in Senior Loans relative to high-yield.

Given the tactical nature of the Fund, as we evaluate new investment opportunities for the portfolio, decisions will continue to be rooted in our rigorous bottom-up credit analysis with a specific focus on the opportunities that offer the best risk and reward balance. Through this process, we expect the portfolio will continue to favor higher credit-quality in relation to the blended benchmark.

(Source: JPMorgan Research, October 2013)

(1) Effective yield is the most recent monthly distribution, annualized, divided by the Net Asset Value on October 31, 2013.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2013 (UNAUDITED)

As a shareholder of the First Trust Short Duration High Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2013.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

             --------------------------------------------------------------------------------------------------------
                                                                           HYPOTHETICAL
                           ACTUAL EXPENSES                          (5% RETURN BEFORE EXPENSES)
             ---------------------------------------------   -------------------------------------------
               BEGINNING       ENDING       EXPENSES PAID    BEGINNING        ENDING      EXPENSES PAID
                ACCOUNT        ACCOUNT      DURING PERIOD     ACCOUNT        ACCOUNT      DURING PERIOD   ANNUALIZED
                 VALUE          VALUE         5/1/2013 -       VALUE          VALUE         5/1/2013 -      EXPENSE
                5/1/2013     10/31/2013     10/31/2013 (a)    5/1/2013      10/31/2013    10/31/2013 (a)   RATIOS (b)
             --------------------------------------------------------------------------------------------------------
Class A      $  1,000.00    $   1,017.40      $    6.36     $  1,000.00    $  1,018.90     $    6.36         1.25%
Class C         1,000.00        1,013.10          10.15        1,000.00       1,015.12         10.16         2.00
Class I         1,000.00        1,018.70           5.09        1,000.00       1,020.16          5.09         1.00


(a) Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period (May 1, 2013 through October 31, 2013), multiplied by 184/365 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2013

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 74.2%

               AEROSPACE & DEFENSE - 2.1%
$     200,000  Alliant Techsystems, Term Loan B .....................      3.50%        10/31/20    $      200,666
      295,918  Beechcraft Holdings, Loan ............................      5.75%        02/14/20           299,434
      498,741  Booz Allen Hamilton, Inc., Refinance Tranche B .......      3.75%        07/31/19           498,431
       43,702  DynCorp International, Inc., Term Loan ...............      6.25%        07/07/16            44,030
       49,625  Sequa Corp., Initial Term Loan .......................      5.25%        06/19/17            49,967
      997,487  Transdigm, Inc., Term Loan C .........................      3.75%        02/28/20           997,697
                                                                                                    --------------
                                                                                                         2,090,225
                                                                                                    --------------
               AGRICULTURAL PRODUCTS - 0.8%
      400,000  Dole Food Company, Inc., Term Loan B .................      4.50%        10/25/18           401,668
      447,252  Pinnacle Operating Corp., Term Loan B ................      4.75%        11/15/18           449,211
                                                                                                    --------------
                                                                                                           850,879
                                                                                                    --------------
               ALTERNATIVE CARRIERS - 0.4%
      200,000  Level 3 Financing, Inc., U.S. Term B-2 Loan ..........      4.00%        01/15/20           200,834
      158,333  Telesat Canada, Tranche B 2020 Term Loan .............      3.50%        03/28/19           159,027
                                                                                                    --------------
                                                                                                           359,861
                                                                                                    --------------
               APPAREL RETAIL - 0.7%
      247,877  Collective Brands, Inc., 2019 Term Loan ..............      7.25%        10/09/19           247,567
      500,000  Neiman Marcus Group Inc., Term Loan ..................      5.00%        10/25/20           503,190
                                                                                                    --------------
                                                                                                           750,757
                                                                                                    --------------
               APPLICATION SOFTWARE - 2.4%
      548,243  Eagle Parent, Inc., Term Loan B ......................      4.50%        05/16/18           551,330
      566,849  Flexera Software, LLC, Term Loan .....................      5.00%        03/13/19           568,266
      997,221  Infor, Inc., Term Loan B2 ............................      5.25%        04/05/18         1,004,511
      200,000  Mitchell International, Term Loan ....................      4.50%        10/12/20           201,250
      100,000  Triple Point Technology, Term Loan ...................      5.25%        07/10/20            95,250
                                                                                                    --------------
                                                                                                         2,420,607
                                                                                                    --------------
               ASSET MANAGEMENT & CUSTODY BANKS - 0.8%
      592,000  Hamilton Lane Advisors, LLC, Term Loan ...............      5.25%        02/28/18           590,520
      100,000  Nuveen Investments, Inc., Tranche B First-Lien
                  Term Loan .........................................      4.17%        05/13/17            99,375
      166,668  Nuveen Investments, Inc., Term Loan, Second
                  Lien ..............................................      6.50%        02/28/19           163,334
                                                                                                    --------------
                                                                                                           853,229
                                                                                                    --------------
               AUTO PARTS & EQUIPMENT - 1.5%
       99,750  Affinia Group, Inc., Term Loan B2 ....................      4.75%        04/25/20           100,623
      143,191  ASP HHI Acquisition, Co., Inc., Term Loan ............      5.00%        10/05/18           144,026
      195,000  BBB Industries, LLC, Term Loan .......................      5.50%        03/27/19           194,512
      299,625  Metaldyne Co., LLC, USD Term Loan ....................      5.00%        12/18/18           301,498
      248,125  Remy International, Inc., Term Loan B ................      4.25%        03/05/20           248,951
      491,269  Tower Automotive Holdings USA, LLC, Refinancing
                  Term Loan .........................................      4.75%        04/23/20           496,388
                                                                                                    --------------
                                                                                                         1,485,998
                                                                                                    --------------
               AUTOMOBILE MANUFACTURERS - 0.5%
      547,075  Chrysler Group, LLC, Term Loan B .....................      4.25%        05/24/17           551,725
                                                                                                    --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               AUTOMOTIVE RETAIL - 0.1%
$     100,000  Britax Group, First Lien Term Loan B .................      4.50%        10/15/20    $      100,275
                                                                                                    --------------
               BROADCASTING - 3.4%
       50,638  Clear Channel Communications, Inc., Term Loan B ......      3.82%        01/29/16            49,083
      149,362  Clear Channel Communications, Inc., Term Loan D ......      6.92%        01/30/19           141,913
       47,818  Cumulus Media Holdings, Inc., Term Loan, First
                  Lien...............................................      4.50%        09/16/18            48,093
      400,000  Entravision Communications Corp., Term Loan B ........      3.50%        05/31/20           391,624
       70,032  FoxCo Acquisition, LLC, Initial Term Loan ............      5.50%        07/14/17            70,149
      734,182  Hubbard Radio, LLC, Tranche 1 Term Loan ..............      4.50%        04/29/19           738,999
    1,000,000  Media General, Inc., Delayed Draw Term Loan
                  B (c) .............................................      3.25% (d)    07/31/20         1,003,130
      172,497  NEP Holdco, Inc., Refinanced New Term Loan
                  (First Lien) ......................................      4.75%        01/22/20           172,928
       28,571  NEP Holdco, Inc., Term Loan, Second Lien .............      9.50%        07/22/20            29,304
       14,783  Nexstar Broadcasting, Inc., Term Loan B ..............      4.25%        12/03/19            14,816
       34,967  Nexstar Broadcasting, Inc., Term Loan B ..............      4.25%        12/03/19            35,046
       49,750  Univision Communications, Inc., 2013 Converted
                  Extended First-Lien Term Loan .....................      4.50%        03/01/20            49,988
      199,000  Univision Communications, Inc., 2013 New First-Lien
                  Term Loan .........................................      4.50%        03/01/20           199,995
      497,500  Univision Communications, Inc., 2013 Incremental
                  Term Loan .........................................      4.00%        03/01/20           497,580
                                                                                                    --------------
                                                                                                         3,442,648
                                                                                                    --------------
               BUILDING PRODUCTS - 1.7%
      483,333  American Builders & Contractors Supply Co., Term
                  Loan B ............................................      3.50%        04/16/20           483,638
      648,371  Apex Tool Group, LLC, Term Loan ......................      4.50%        01/31/20           651,035
      485,067  Quikrete Holdings, Inc., Term Loan, First Lien .......      4.00%        09/28/20           487,061
       99,250  Unifrax Holding Co., New Term Dollar Loan ............      4.25%        11/28/18            99,373
                                                                                                    --------------
                                                                                                         1,721,107
                                                                                                    --------------
               CASINOS & GAMING - 4.9%
    1,000,000  Bally Technologies, Inc., Term B Loans ...............      4.25%        11/25/20         1,002,500
      619,355  Caesars Entertainment Operating Company, Inc.,
                  Term Loan B6 ......................................      5.49%        01/28/18           580,466
      250,000  Caesars Entertainment Resort Properties, LLC, Term
                  Loan B ............................................      7.00%        10/11/20           246,290
      285,714  City Center Holdings, LLC, First Lien Term Loan B ....      5.00%        10/16/20           287,977
      997,500  Pinnacle Entertainment, Inc., Term Loan B2 ...........      3.75%        08/13/20           998,208
      549,383  ROC Finance, LLC, Term Loan B ........................      5.00%        06/20/19           537,022
      700,000  Scientific Games International, Inc., Initial Term
                  Loan...............................................      4.25%        10/18/20           700,000
      498,747  Station Casinos, Inc., Term Loan B ...................      5.00%        03/02/20           503,265
       81,074  Twin River Management Group, Inc., Term Loan .........      5.25%        11/10/18            81,804
                                                                                                    --------------
                                                                                                         4,937,532
                                                                                                    --------------
               COAL & CONSUMABLE FUELS - 0.4%
      397,487  Arch Coal, Inc., Term Loan ...........................      5.75%        05/16/18           385,149
                                                                                                    --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               COMMODITY CHEMICALS - 0.2%
$     198,312  Tronox, Inc., New Term Loan ...........................     4.50%        03/19/20    $      199,958
                                                                                                    --------------
               COMMUNICATIONS EQUIPMENT - 0.6%
      647,619  Alcatel-Lucent USA, Inc., Term Loan C .................     5.75%        01/30/19           656,659
                                                                                                    --------------
               COMPUTER HARDWARE - 1.4%
      847,222  Dell International, Term Loan B .......................     4.50%        04/29/20           842,012
      578,125  Dell International, Term Loan C .......................     3.75%        10/29/18           576,743
                                                                                                    --------------
                                                                                                         1,418,755
                                                                                                    --------------
               CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 0.1%
      115,518  Navistar International Corp., Term Loan B .............     5.75%        08/17/17           117,684
                                                                                                    --------------
               CONSUMER FINANCE - 2.7%
      348,121  Altisource Solutions S.a.r.l., Term Loan B ............     5.75%        11/27/19           349,862
      598,500  Home Loan Servicing Solutions, Ltd., Initial Term
                  Loan ...............................................     4.50%        06/26/20           601,493
    1,144,250  Ocwen Loan Servicing, LLC., Initial Term Loan .........     5.00%        02/15/18         1,158,267
      670,363  Walter Investment Management Corp., Tranche B
                  Term Loan ..........................................     5.75%        11/28/17           676,087
                                                                                                    --------------
                                                                                                         2,785,709
                                                                                                    --------------
               DISTRIBUTORS - 1.0%
      498,737  HD Supply, Inc., Term Loan ............................     4.50%        10/12/17           501,854
      555,467  WESCO Distribution, Inc., Tranche B-1 Loan ............     4.50%        12/12/19           558,361
                                                                                                    --------------
                                                                                                         1,060,215
                                                                                                    --------------
               DIVERSIFIED CHEMICALS - 1.2%
    1,000,000  Huntsman International, LLC, Term Loan B ..............     3.75%        10/31/20         1,000,940
      180,008  INEOS US Finance, LLC, Term Loan ......................     4.00%        05/04/18           180,527
                                                                                                    --------------
                                                                                                         1,181,467
                                                                                                    --------------
               DIVERSIFIED REITS - 0.6%
      630,755  iStar Financial, Inc., Term Loan ......................     4.50%        10/15/17           633,435
                                                                                                    --------------
               EDUCATION SERVICES - 0.3%
      348,622  Bright Horizons Family Solutions, LLC, Term Loan B ....  4.00%-5.25%     01/30/20           350,365
                                                                                                    --------------
               ELECTRIC UTILITIES - 0.1%
      100,000  Texas Competitive Electric Holdings Company, LLC,
                  2014 Term Loan (Non-Extending) .....................  3.67%-3.77%     10/10/14            67,271
                                                                                                    --------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
      900,000  Allflex Holdings III, Term Loan, First Lien ...........     4.25%        07/17/20           904,878
                                                                                                    --------------
               ENVIRONMENTAL & FACILITIES SERVICES - 0.2%
      198,500  Advanced Disposal Services, Inc., Term Loan B .........     4.25%        10/09/19           199,528
       41,746  EnergySolutions, LLC, Term Loan .......................     6.75%        08/15/16            42,033
                                                                                                    --------------
                                                                                                           241,561
                                                                                                    --------------
               HEALTH CARE EQUIPMENT - 2.7%
      239,026  Biomet, Inc., Term Loan B-2 ...........................  3.67%-3.75%     07/25/17           240,570
      493,750  Carestream Health, Inc., Term Loan (First Lien
                  2013) ..............................................     5.00%        06/07/19           498,934
      548,618  DJO Finance, LLC, Term Loan B .........................     4.75%        09/15/17           553,874
      808,463  Hologic, Inc., Refinancing Tranche B Term Loan ........     3.75%        08/01/19           812,101

                        See Notes to Financial Statements                 Page 9

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               HEALTH CARE EQUIPMENT (CONTINUED)
$      98,750  Ikaria, New Tranche B Loan ............................     7.25%        07/03/18    $       99,738
      449,123  Kinetic Concepts, Inc., Incremental Term D-1 Loan .....     4.50%        05/04/18           455,062
       99,001  Kinetic Concepts, Inc., Term Loan D1 ..................     4.50%        05/04/18           100,084
                                                                                                    --------------
                                                                                                         2,760,363
                                                                                                    --------------
               HEALTH CARE FACILITIES - 1.0%
      249,373  Select Medical Corp., Series C, Term Loan B ...........  4.00%-5.25%     06/01/18           250,386
      682,041  Surgical Care Affiliates, LLC, Class C Incremental
                  Term Loan ..........................................     4.25%        06/30/18           678,630
       49,501  United Surgical Partners International, Inc., New
                  Tranche B Term Loan ................................     4.75%        04/03/19            49,650
                                                                                                    --------------
                                                                                                           978,666
                                                                                                    --------------
               HEALTH CARE SERVICES - 5.1%
       99,250  Air Medical Group Holdings, Inc., B-1 Term Loan .......     6.50%        06/30/18           100,243
      948,500  Apria Healthcare Group, Inc., Initial Term Loan .......     6.75%        04/05/20           960,736
      999,349  CHG Healthcare Services, Term Loan (First Lien) .......     5.00%        11/19/19         1,009,342
      945,927  Envision Healthcare Corp., Initial Term Loan ..........     4.00%        05/25/18           949,474
      250,000  Gentiva Health Services, Inc, Initial Term Loan C .....     5.00%        10/18/18           249,062
      897,370  Healogics, Inc., Term B Loan (First Lien) .............     5.25%        02/05/19           901,857
       49,625  Heartland Dental Care, LLC, Term Loan (First Lien) ....     6.25%        12/21/18            49,914
      248,125  Sheridan Holdings, Inc., Incremental Term Loan
                  (First Lien) .......................................     4.50%        06/29/18           249,212
      750,000  U.S. Renal Care, Inc., First Lien Term Loan B-1 .......     5.25%        07/03/19           759,375
                                                                                                    --------------
                                                                                                         5,229,215
                                                                                                    --------------
               HEALTH CARE SUPPLIES - 0.7%
      196,953  ConvaTec, Inc., Term Loan B ...........................     4.00%        12/22/16           197,586
      544,442  Sage Products, Inc., Replacement Term Loan
                  (First Lien) .......................................     4.25%        12/13/19           546,826
                                                                                                    --------------
                                                                                                           744,412
                                                                                                    --------------
               HEALTH CARE TECHNOLOGY - 0.8%
      125,000  Healthport, Initial Term Loan .........................     5.25%        10/04/19           125,000
       49,494  Trizetto Group, Inc., Term Loan .......................     4.75%        05/02/18            46,029
       50,000  Trizetto Group, Inc., Term Loan, Second Lien ..........     8.50%        03/28/19            43,500
      548,248  Truven Health Analytics, Inc., Term Loan B ............     4.50%        05/31/19           550,166
                                                                                                    --------------
                                                                                                           764,695
                                                                                                    --------------
               HOME ENTERTAINMENT SOFTWARE - 1.0%
    1,000,000  Activision Blizzard, Term Loan ........................  3.25%-4.75%     09/12/20         1,003,040
                                                                                                    --------------
               HOMEFURNISHING RETAIL - 0.1%
       48,862  Serta Simmons Holdings, LLC, Term Loan ................  5.00%-6.00%     10/01/19            49,123
       42,478  Tempur-Pedic International, Inc., Term Loan B .........     3.50%        03/18/20            42,433
                                                                                                    --------------
                                                                                                            91,556
                                                                                                    --------------
               HOTELS, RESORTS & CRUISE LINES - 2.3%
    1,200,000  Four Seasons, Term Loan (First Lien) ..................     4.25%        06/27/20         1,209,000
    1,100,000  Hilton Worldwide, Term Loan ...........................     4.00%        10/25/20         1,106,072
                                                                                                    --------------
                                                                                                         2,315,072
                                                                                                    --------------


Page 10                    See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               HUMAN RESOURCE & EMPLOYMENT SERVICES - 0.2%
$     215,876  Genpact Limited, Term Loan ............................     3.50%        08/30/19    $      216,506
                                                                                                    --------------
               HYPERMARKETS & SUPER CENTERS - 0.8%
      844,994  BJ's Wholesale Club, Inc., Term Loan, First Lien ......     4.25%        09/26/19           845,104
                                                                                                    --------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.8%
      200,000  Calpine Corp., Delayed Draw Term Loan .................     4.00%        10/31/20           200,718
      646,485  Calpine Corp., Term Loan ..............................     4.00%        10/09/19           649,569
                                                                                                    --------------
                                                                                                           850,287
                                                                                                    --------------
               INDUSTRIAL CONGLOMERATES - 0.7%
      198,500  Accudyne Industries, LLC, Refinancing Term Loan .......     4.00%        12/13/19           198,288
      470,000  Gardner Denver, Inc., Term Loan .......................     4.25%        07/30/20           470,099
       49,625  Tomkins Air Distribution, Initial Term Loan
                  (First Lien) .......................................     5.00%        11/09/18            49,640
                                                                                                    --------------
                                                                                                           718,027
                                                                                                    --------------
               INDUSTRIAL MACHINERY - 0.5%
      500,000  Husky Injection Molding Systems, Ltd., Term
                  Loan B .............................................     4.25%        06/30/18           502,750
       49,625  Mirror Bidco Corp., Term Loan .........................     5.25%        12/28/19            49,832
                                                                                                    --------------
                                                                                                           552,582
                                                                                                    --------------
               INSURANCE BROKERS - 1.7%
      325,676  Amwins Group, LLC, New Term Loan (First Lien) .........     5.00%        09/06/19           326,389
      341,764  Confie Seguros Holding II Co., Term Loan B ............     6.50%        11/09/18           341,481
      299,250  Cooper Gay Swett & Crawford, Ltd., Term Loan, First
                  Lien ...............................................     5.00%        04/16/20           295,509
      180,000  Cooper Gay Swett & Crawford, Ltd., Term Loan,
                  Second Lien ........................................     8.25%        10/16/20           177,300
      475,000  HUB International Limited, Term Loan B ................     4.75%        10/02/20           478,648
       99,625  USI, Inc., Initial Term Loan ..........................     5.00%        12/27/19           100,165
                                                                                                    --------------
                                                                                                         1,719,492
                                                                                                    --------------
               INTEGRATED TELECOMMUNICATION SERVICES - 1.1%
      248,553  Avaya, Inc., Term Loan B3 .............................     4.76%        10/26/17           229,557
      900,000  Cincinnati Bell, Inc., Term Loan B ....................     4.00%        09/10/20           895,779
                                                                                                    --------------
                                                                                                         1,125,336
                                                                                                    --------------
               IT CONSULTING & OTHER SERVICES - 0.1%
       42,788  Sirius Computer Solutions, Inc., Term Loan ............     7.00%        12/07/18            43,430
                                                                                                    --------------
               LEISURE PRODUCTS - 0.5%
      500,000  Live Nation Entertainment, Inc., Term Loan B-1 ........     3.50%        08/17/20           501,250
                                                                                                    --------------
               LIFE SCIENCES TOOLS & SERVICES - 1.2%
      648,041  Immucor, Inc., Term B-2 Loan ..........................     5.00%        08/19/18           651,009
      531,288  Quintiles Transnational Corp., Term Loan B2 ...........     4.50%        06/08/18           533,280
                                                                                                    --------------
                                                                                                         1,184,289
                                                                                                    --------------
               MANAGED HEALTH CARE - 1.0%
    1,031,454  MultiPlan, Inc., Term Loan B1 .........................     4.00%        08/26/17         1,038,117
                                                                                                    --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               METAL & GLASS CONTAINERS - 0.7%
$     150,000  Berlin Packaging, LLC, Term Loan B ....................     4.75%        04/02/19    $      150,845
      598,500  Pact Group, Term Loan .................................     3.75%        05/29/20           592,892
                                                                                                    --------------
                                                                                                           743,737
                                                                                                    --------------
               MOVIES & ENTERTAINMENT - 1.1%
      498,747  Alpha Topco, Ltd., New Facility B (USD) ...............     4.50%        04/30/19           503,734
      298,500  AMC Entertainment, Inc., Initial Term Loan ............     3.50%        04/30/20           298,220
      125,000  Lions Gate Entertainment Corp., Loan ..................     5.00%        07/19/20           124,844
      100,000  TWCC Holding Corp., Term Loan, Second Lien ............     7.00%        06/26/20           102,438
      100,000  Village Roadshow Films Ltd., Ultimates Facility
                  Tranche A-2 ........................................     4.75%        11/21/17           101,000
                                                                                                    --------------
                                                                                                         1,130,236
                                                                                                    --------------
               OIL & GAS STORAGE & TRANSPORTATION - 0.2%
      200,000  Fieldwood Energy, LLC, Term Loan, First Lien ..........     3.88%        09/28/18           201,700
                                                                                                    --------------
               OTHER DIVERSIFIED FINANCIAL SERVICES - 2.6%
      299,250  EVERTEC, Term Loan B ..................................     3.50%        04/17/20           289,524
      500,000  First Data Corp., 2017 New Dollar Term Loan ...........     4.17%        03/24/17           500,415
      625,000  Guggenheim Investment Management Holdings,
                  LLC, Initial Term Loan .............................     4.25%        07/22/20           627,863
      500,000  MEI, Inc., Term Loan ..................................     5.00%        08/21/20           500,625
      256,613  Moneygram International, Inc., Term Loan ..............     4.25%        03/27/20           257,319
      299,250  National Finance Partners Corp., Term Loan B ..........     5.25%        07/01/20           300,372
      148,877  Transfirst Holdings, Inc., Term B-1 Loan ..............     4.75%        12/27/17           148,814
                                                                                                    --------------
                                                                                                         2,624,932
                                                                                                    --------------
               PACKAGED FOODS & MEATS - 3.1%
       35,593  Bellisio Foods, Inc., Delayed Draw Term Loan (c) ......     4.25% (d)    08/01/19            35,548
       89,492  Bellisio Foods, Inc., Delayed Draw Term Loan ..........     5.25%        08/01/19            89,380
      164,746  Bellisio Foods, Inc., Term Loan B .....................     5.25%        08/01/19           164,540
      737,908  Blue Buffalo Company, Ltd., Term Loan B ...............     4.75%        08/08/19           745,287
      896,757  Boulder Brands, Inc., Term Loan .......................     5.00%        07/09/20           898,999
      347,987  Ferrara Candy Co., Term Loan B ........................     7.50%        06/06/18           333,090
      149,625  H.J. Heinz Co., Term Loan B2 ..........................     3.50%        06/07/20           150,641
      525,000  JBS USA, LLC, Incremental Term Loan ...................     3.75%        09/18/20           523,688
      200,000  New HB Acquisition, LLC, Term Loan B ..................     6.75%        04/09/20           205,166
                                                                                                    --------------
                                                                                                         3,146,339
                                                                                                    --------------
               PAPER PACKAGING - 0.2%
      150,000  Exopack Holding Corp., USD Term Loan ..................     5.25%        05/08/19           151,782
       49,500  Reynolds Group Holdings, Inc., Term Loan ..............     4.75%        09/28/18            49,887
                                                                                                    --------------
                                                                                                           201,669
                                                                                                    --------------
               PHARMACEUTICALS - 2.4%
       99,250  Catalent Pharma Solutions, Inc., C Term Loan ..........     4.25%        09/15/17            99,519
      500,000  Endo Pharmaceuticals Holdings, Inc., Term Loan B ......     4.00%        06/17/18           499,790
      845,867  Par Pharmaceutical, Inc., Additional Term B-1 Loan ....     4.25%        09/30/19           848,236
      992,500  Valeant Pharmaceuticals International, Inc., Term
                  Loan E .............................................     4.50%        08/05/20         1,005,184
                                                                                                    --------------
                                                                                                         2,452,729
                                                                                                    --------------


Page 12                     See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               PROPERTY & CASUALTY INSURANCE - 0.9%
      596,992  Cunningham Lindsey U.S., Inc., Initial Term Loan
                  (First Lien) .......................................     5.00%        12/10/19           597,739
      142,500  Sedgwick CMS Holdings, Inc., Term Loan B (First
                  Lien) ..............................................     4.25%        06/12/18           143,302
      125,000  Sedgwick CMS Holdings, Inc., Additional Term
                  Loan B (Second Lien) ...............................     8.00%        12/12/18           127,031
                                                                                                    --------------
                                                                                                           868,072
                                                                                                    --------------
               PUBLISHING - 0.3%
      123,744  Getty Images, Inc., Initial Term Loan .................     4.75%        10/18/19           108,637
       99,500  McGraw Hill Global Education, LLC, Term Loan B ........     9.00%        03/22/19           101,180
       99,250  Tribune Co., Term Loan B ..............................     4.00%        12/17/19            99,188
                                                                                                    --------------
                                                                                                           309,005
                                                                                                    --------------
               REAL ESTATE SERVICES - 0.2%
      248,750  Realogy Corp., Term Loan B ............................     4.50%        02/12/20           251,160
                                                                                                    --------------
               RESEARCH & CONSULTING SERVICES - 1.4%
      847,615  Advantage Sales & Marketing, Inc., Term Loan, First
                  Lien ...............................................     4.25%        12/18/17           855,032
      152,105  Advantage Sales & Marketing, Inc., Term Loan,
                  Second Lien ........................................     8.25%        06/17/18           153,436
      416,721  Information Resources, Inc., Term Loan ................     4.75%        09/30/20           418,154
                                                                                                    --------------
                                                                                                         1,426,622
                                                                                                    --------------
               RESTAURANTS - 0.5%
      421,416  Focus Brands, Inc., Refinancing Term Loan (First
                  Lien) ..............................................  4.25%-5.50%     02/21/18           420,889
       50,000  Focus Brands, Inc., Term Loan, Second Lien ............    10.25%        08/21/18            50,625
                                                                                                    --------------
                                                                                                           471,514
                                                                                                    --------------
               RETAIL REITS - 0.1%
      100,000  Capital Automotive L.P., Term Loan, Second Lien .......     6.00%        04/30/20           102,875
                                                                                                    --------------
               SEMICONDUCTORS - 0.7%
      248,750  Freescale Semiconductor, Inc., Term Loan B-4 ..........     5.00%        03/01/20           250,880
      240,000  Freescale Semiconductor, Inc., Term Loan B-5 ..........     5.00%        01/15/21           242,100
      205,333  MMI International, Ltd., Term Loan ....................     7.25%        11/20/18           196,863
                                                                                                    --------------
                                                                                                           689,843
                                                                                                    --------------
               SPECIALIZED CONSUMER SERVICES - 0.4%
      422,397  Asurion Corp., Incremental Tranche B-1 Term Loan ......     4.50%        05/24/19           422,279
                                                                                                    --------------
               SPECIALIZED FINANCE - 2.0%
      749,251  AlixPartners, LLP, 2013 Recapitalization Term B-2
                  Loan (First Lien) ..................................     5.00%        07/10/20           752,997
      748,750  Duff & Phelps Corp., Initial Term Loan ................     4.50%        04/23/20           748,285
      541,608  Fly Funding II S.a.r.l., Loan .........................     4.50%        08/08/18           544,316
                                                                                                    --------------
                                                                                                         2,045,598
                                                                                                    --------------
               SPECIALTY CHEMICALS - 1.5%
       65,675  AI Chem & Cy S.C.A., Term Loan B1 .....................     4.50%        10/04/19            65,962
       34,075  AI Chem & Cy S.C.A., Term Loan B2 .....................     4.50%        10/04/19            34,224


                        See Notes to Financial Statements                Page 13

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                             STATED
    VALUE                           DESCRIPTION                          RATE (a)     MATURITY (b)      VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SPECIALTY CHEMICALS (CONTINUED)
$        149,250  Axalta Coating Systems Dutch Holdings B.B.V. &
                     Axalta Coating Systems U.S. Holdings, Inc.,
                     Term Loan B                                           4.75%        02/01/20    $      150,728
          44,934  AZ Chemicals, Inc., Term Loan                            5.25%        12/22/17            45,283
         399,000  Macdermid, Inc., Tranche B Term Loan (First Lien)        4.00%        06/07/20           400,249
         148,365  Nusil Technology, LLC, Term Loan                         5.25%        04/07/17           146,510
          49,491  Omnova Solutions, Inc., Term B-1 Loan                    4.25%        05/31/18            49,708
         648,375  Tata Chemicals, Term Loan                                3.75%        08/07/20           647,564
                                                                                                    --------------
                                                                                                         1,540,228
                                                                                                    --------------
                  SPECIALTY STORES - 0.2%
         199,000  Rite Aid Corp., Tranche 6 Term Loan                      4.00%        02/21/20           199,933
                                                                                                    --------------
                  STEEL - 1.0%
         995,854  Fortescue (FMG), Term Loan                               5.25%        10/18/17           997,288
                                                                                                    --------------
                  SYSTEMS SOFTWARE - 2.1%
         698,250  Blue Coat Systems, Inc., New Term Loan                   4.50%        05/31/19           699,996
       1,100,000  BMC Software, Initial Term Loan                          5.00%        09/10/20         1,110,450
          99,250  Sungard Data Systems, Inc., Term Loan D                  4.50%        01/31/20            99,745
         249,375  Websense, Term Loan (First Lien)                         4.50%        06/25/20           249,063
                                                                                                    --------------
                                                                                                         2,159,254
                                                                                                    --------------
                  TRUCKING - 0.2%
         149,250  SIRVA, Inc., Loan                                        7.50%        03/27/19           151,116
                                                                                                    --------------
                  WIRELESS TELECOMMUNICATION SERVICES - 1.1%
         748,125  Cricket Communications, Inc., Term Loan C                4.75%        03/08/20           751,334
          99,750  LTS Buyer, LLC, Term B Loan (First Lien)                 4.50%        04/13/20           100,041
         125,000  LTS Buyer, LLC, Term Loan, Second Lien                   8.00%        04/12/21           126,563
         145,428  Syniverse Holdings, Inc., Tranche B Term Loan            4.00%        04/23/19           145,731
                                                                                                    --------------
                                                                                                         1,123,669
                                                                                                    --------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS                                             75,509,186
                  (Cost $75,364,866)                                                                --------------


  PRINCIPAL                                                               STATED        STATED
    VALUE                            DESCRIPTION                          COUPON       MATURITY         VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
CORPORATE BONDS AND NOTES - 20.7%

               AEROSPACE & DEFENSE - 0.1%
      100,000  GenCorp, Inc. (e) .....................................     7.13%        03/15/21           107,500
                                                                                                    --------------
               AGRICULTURAL PRODUCTS - 0.1%
      125,000  Pinnacle Operating Corp. (e) ..........................     9.00%        11/15/20           130,938
                                                                                                    --------------
               AIRLINES - 0.3%
      290,000  United Continental Holdings, Inc.......................     6.38%        06/01/18           302,325
                                                                                                    --------------
               APPLICATION SOFTWARE - 0.8%
      100,000  ACI Worldwide, Inc. (e) ...............................     6.38%        08/15/20           104,750
       62,000  Audatex North America, Inc. (e) .......................     6.00%        06/15/21            64,325
       63,000  Audatex North America, Inc. (e) .......................     6.13%        11/01/23            64,260

Page 14                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                               STATED        STATED
    VALUE                            DESCRIPTION                          COUPON       MATURITY         VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               APPLICATION SOFTWARE (CONTINUED)
$     350,000  Epicor Software Corp...................................     8.63%        05/01/19    $      381,500
      250,000  Nuance Communications, Inc. (e) .......................     5.38%        08/15/20           249,375
                                                                                                    --------------
                                                                                                           864,210
                                                                                                    --------------
               AUTO PARTS & EQUIPMENT - 0.5%
      250,000  American Axle & Manufacturing, Inc.....................     6.25%        03/15/21           264,375
      250,000  Dana Holding Corp......................................     5.38%        09/15/21           256,875
                                                                                                    --------------
                                                                                                           521,250
                                                                                                    --------------
               AUTOMOBILE MANUFACTURERS - 0.1%
       50,000  Chrysler Group LLC/Chrysler Group Co-Issuer, Inc.......     8.25%        06/15/21            56,813
                                                                                                    --------------
               AUTOMOTIVE RETAIL - 0.1%
      100,000  Sonic Automotive, Inc..................................     5.00%        05/15/23            93,500
                                                                                                    --------------
               BROADCASTING - 0.4%
      188,000  Nexstar Broadcasting, Inc. (e) ........................     6.88%        11/15/20           197,400
      250,000  Sinclair Television Group, Inc. (e) ...................     6.38%        11/01/21           258,750
                                                                                                    --------------
                                                                                                           456,150
                                                                                                    --------------
               BUILDING PRODUCTS - 0.5%
      250,000  Allegion US Holding Co., Inc. (e) .....................     5.75%        10/01/21           260,625
      125,000  American Builders & Contractors Supply Co.,
                  Inc. (e) ...........................................     5.63%        04/15/21           126,875
      100,000  Apex Tool Group, LLC (e) ..............................     7.00%        02/01/21           101,750
                                                                                                    --------------
                                                                                                           489,250
                                                                                                    --------------
               CABLE & SATELLITE - 0.5%
       50,000  CCO Holdings, LLC/CCO Holdings Capital
                  Corp. (e) ..........................................     5.25%        03/15/21            48,500
      500,000  Cequel Communications Holdings, LLC/Cequel
                  Capital Corp. (e) ..................................     5.13%        12/15/21           487,500
                                                                                                    --------------
                                                                                                           536,000
                                                                                                    --------------
               CASINOS & GAMING - 1.3%
       50,000  MGM Resorts International .............................     8.63%        02/01/19            58,937
      500,000  MGM Resorts International .............................     7.75%        03/15/22           568,750
      125,000  PNK Finance Corp. (e) .................................     6.38%        08/01/21           131,875
      500,000  Station Casinos, LLC ..................................     7.50%        03/01/21           538,750
                                                                                                    --------------
                                                                                                         1,298,312
                                                                                                    --------------
               CONSUMER FINANCE - 1.9%
      125,000  Nationstar Mortgage, LLC/Nationstar Capital Corp.......     6.50%        08/01/18           130,000
      400,000  Nationstar Mortgage, LLC/Nationstar Capital Corp.......     6.50%        07/01/21           395,000
      600,000  Nationstar Mortgage, LLC/Nationstar Capital Corp.......     6.50%        06/01/22           588,750
      850,000  Provident Funding Associates, L.P./PFG Finance
                  Corp. (e) ..........................................     6.75%        06/15/21           873,375
                                                                                                    --------------
                                                                                                         1,987,125
                                                                                                    --------------
               FOOD DISTRIBUTORS - 0.3%
      312,000  KeHE Distributors LLC/KeHE Finance Corp. (e) ..........     7.63%        08/15/21           323,505
                                                                                                    --------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                               STATED        STATED
    VALUE                            DESCRIPTION                          COUPON       MATURITY         VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               HEALTH CARE EQUIPMENT - 0.8%
$     333,000  Alere, Inc.............................................     6.50%        06/15/20    $      342,990
      400,000  Kinetic Concepts, Inc./KCI USA, Inc....................    10.50%        11/01/18           453,000
                                                                                                    --------------
                                                                                                           795,990
                                                                                                    --------------
               HEALTH CARE FACILITIES - 3.5%
    1,000,000  CHS/Community Health Systems, Inc......................     8.00%        11/15/19         1,088,750
    1,000,000  HCA Holdings, Inc......................................     7.75%        05/15/21         1,097,500
      500,000  Tenet Healthcare Corp (e) .............................     6.00%        10/01/20           529,687
      500,000  Tenet Healthcare Corp. (e) ............................     8.13%        04/01/22           548,750
      250,000  Vantage Oncology, LLC/Vantage Oncology Finance
                  Corp. (e) ..........................................     9.50%        06/15/17           256,250
                                                                                                    --------------
                                                                                                         3,520,937
                                                                                                    --------------
               HOME ENTERTAINMENT SOFTWARE - 0.3%
      125,000  Activision Blizzard, Inc. (e) .........................     5.63%        09/15/21           129,688
      125,000  Activision Blizzard, Inc. (e) .........................     6.13%        09/15/23           130,937
                                                                                                    --------------
                                                                                                           260,625
                                                                                                    --------------
               INTEGRATED TELECOMMUNICATION SERVICES - 2.1%
    1,500,000  T-Mobile USA, Inc......................................     6.46%        04/28/19         1,593,750
      500,000  Windstream Corp. (e) ..................................     7.75%        10/01/21           536,250
                                                                                                    --------------
                                                                                                         2,130,000
                                                                                                    --------------
               LEISURE PRODUCTS - 0.4%
      424,000  Live Nation Entertainment, Inc. (e) ...................     7.00%        09/01/20           452,620
                                                                                                    --------------
               LIFE SCIENCES TOOLS & SERVICES - 0.1%
      100,000  Inventiv Health, Inc. (e) .............................     9.00%        01/15/18           105,250
                                                                                                    --------------
               MANAGED HEALTH CARE - 0.1%
      100,000  MPH Intermediate Holding Co. 2 (e) (f) ................     8.38%        08/01/18           104,250
                                                                                                    --------------
               MOVIES & ENTERTAINMENT - 0.2%
      125,000  Cinemark USA, Inc......................................     4.88%        06/01/23           119,688
       50,000  NAI Entertainment Holdings/NAI Entertainment
                  Holdings Finance Corp. (e) .........................     5.00%        08/01/18            51,500
                                                                                                    --------------
                                                                                                           171,188
                                                                                                    --------------
               OFFICE REITS - 0.4%
      375,000  Dupont Fabros Technology L.P. (e) .....................     5.88%        09/15/21           386,250
                                                                                                    --------------
               OIL & GAS EQUIPMENT & SERVICES - 0.2%
      200,000  Access Midstream Partners L.P./ACMP Finance Corp.......     5.88%        04/15/21           215,500
                                                                                                    --------------
               OIL & GAS EXPLORATION & PRODUCTION - 0.3%
      250,000  Oasis Petroleum, Inc. (e) .............................     6.88%        03/15/22           271,250
                                                                                                    --------------
               OIL & GAS REFINING & MARKETING - 0.1%
       62,500  Murphy Oil USA, Inc. (e) ..............................     6.00%        08/15/23            63,750
                                                                                                    --------------
               OIL & GAS STORAGE & TRANSPORTATION - 0.2%
       62,000  Crestwood Midstream Partners, L.P./Crestwood
                  Midstream Finance Corp. (e) ........................     6.13%        03/01/22            63,550
      175,000  Tesoro Logistics, L.P./Tesoro Logistics Finance
                  Corp................................................     6.13%        10/15/21           182,000
                                                                                                    --------------
                                                                                                           245,550
                                                                                                    --------------

Page 16                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                               STATED        STATED
    VALUE                            DESCRIPTION                          COUPON       MATURITY         VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               PACKAGED FOODS & MEATS - 0.6%
      500,000  JBS USA, LLC/JBS USA Finance, Inc. (e) ................     7.25%        06/01/21           515,000
      100,000  Wells Enterprises, Inc. (e) ...........................     6.75%        02/01/20           103,000
                                                                                                    --------------
                                                                                                           618,000
                                                                                                    --------------
               PHARMACEUTICALS - 0.3%
      250,000  Healthcare Technology Intermediate, Inc. (e) (g) ......     7.38%        09/01/18           259,688
                                                                                                    --------------
               RAILROADS - 0.1%
      125,000  Watco Cos., LLC/Watco Finance Corp. (e) ...............     6.38%        04/01/23           124,375
                                                                                                    --------------
               RESTAURANTS - 0.3%
      300,000  Seminole Hard Rock Entertainment, Inc./Seminole
                  Hard Rock International LLC (e) ....................     5.88%        05/15/21           294,562
                                                                                                    --------------
               SEMICONDUCTORS - 0.1%
      125,000  Magnachip Semiconductor Corp. (e) .....................     6.63%        07/15/21           125,625
                                                                                                    --------------
               SPECIALIZED CONSUMER SERVICES - 0.3%
      250,000  ARAMARK Corp. (e) .....................................     5.75%        03/15/20           263,125
                                                                                                    --------------
               SPECIALTY CHEMICALS - 0.9%
      500,000  Chemtura Corp..........................................     5.75%        07/15/21           508,750
      400,000  Hexion U.S. Finance Corp...............................     6.63%        04/15/20           408,000
                                                                                                    --------------
                                                                                                           916,750
                                                                                                    --------------
               SYSTEMS SOFTWARE - 0.1%
      125,000  BMC Software (e) ......................................     8.13%        07/15/21           132,813
                                                                                                    --------------
               TIRES & RUBBER - 0.3%
      250,000  Goodyear Tire & Rubber (The) Co........................     6.50%        03/01/21           265,625
                                                                                                    --------------
               TRUCKING - 0.1%
      125,000  Avis Budget Car Rental Car, LLC .......................     5.50%        04/01/23           123,125

               WIRELESS TELECOMMUNICATION SERVICES - 2.0%
      200,000  Metro PCS Wireless, Inc. (e) ..........................     6.63%        04/01/23           210,000
    1,350,000  Sprint Corp. (e) ......................................     7.25%        09/15/21         1,459,687
      250,000  Sprint Corp. (e) ......................................     7.88%        09/15/23           271,875
      100,000  T-Mobile USA, Inc. (e) ................................     5.25%        09/01/18           104,250
                                                                                                    --------------
                                                                                                         2,045,812
                                                                                                    --------------
               TOTAL CORPORATE BONDS AND NOTES .......................                                  21,059,538
               (Cost $20,437,984)                                                                   --------------

FOREIGN CORPORATE BONDS AND NOTES - 1.7%

               ALTERNATIVE CARRIERS - 0.5%
      125,000  Intelsat Luxembourg S.A. (e) ..........................     6.75%        06/01/18           132,188
      375,000  Intelsat Luxembourg S.A. (e) ..........................     7.75%        06/01/21           397,031
                                                                                                    --------------
                                                                                                           529,219
                                                                                                    --------------
               CABLE & SATELLITE - 0.1%
       50,000  Cogeco Cable, Inc. (e) ................................     4.88%        05/01/20            49,187
                                                                                                    --------------
               COMMODITY CHEMICALS - 0.1%
      125,000  NOVA Chemicals Corp. (e) ..............................     5.25%        08/01/23           127,891
                                                                                                    --------------

                        See Notes to Financial Statements                Page 17

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                               STATED        STATED
    VALUE                            DESCRIPTION                          COUPON       MATURITY         VALUE
-------------  -------------------------------------------------------  ----------   -------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

               DIVERSIFIED CHEMICALS - 0.2%
$      50,000  INEOS Finance PLC (e) .................................     8.38%        02/15/19    $       55,938
      167,000  INEOS Group Holdings S.A. (e) .........................     6.13%        08/15/18           169,087
                                                                                                    --------------
                                                                                                           225,025
                                                                                                    --------------
               METAL & GLASS CONTAINERS - 0.2%
      150,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                  USA, Inc. (e) ......................................     7.00%        11/15/20           150,000
                                                                                                    --------------
               MOVIES & ENTERTAINMENT - 0.1%
      125,000  Nielsen Luxembourg S.a.r.l. (e) .......................     5.50%        10/01/21           128,750
                                                                                                    --------------
               PHARMACEUTICALS - 0.3%
      300,000  Capsugel S.A. (e) (h) .................................     7.00%        05/15/19           300,000
                                                                                                    --------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.2%
      250,000  SoftBank Corp. (e) ....................................     4.50%        04/15/20           247,562
                                                                                                    --------------
               TOTAL FOREIGN CORPORATE BONDS AND NOTES ...........................................       1,757,634
               (Cost $1,731,560)                                                                    --------------

               TOTAL INVESTMENTS - 96.6% .........................................................      98,326,358
               (Cost $97,534,410) (i)

               NET OTHER ASSETS AND LIABILITIES - 3.4% ...........................................       3,409,418
                                                                                                    --------------
               NET ASSETS - 100.0% ...............................................................  $  101,735,776
                                                                                                    ==============



(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2013. When a range of rates is disclosed the fund holds more than one contract within the same tranche at varying rates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c) Delayed Draw Loan (all or a portion of which is unfunded). See Note 2C - Unfunded Loan Commitments in the Notes to Financial Statements.

(d)   Represents commitment fee rate on unfunded loan commitment.

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2013, securities noted as such amounted to $12,782,919 or 12.56% of net assets.

(f) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes ("Notes") whereby the issuer may, at its option, elect to pay interest on the Notes
      (1) entirely in cash or (2) entirely in PIK Interest. Interest paid in cash will accrue at the rate of 8.375% per annum ("Cash Interest Rate") and PIK Interest will accrue on the Notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points.

(g) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the Notes (1) entirely in cash or (2) entirely in PIK Interest. Interest paid in cash will accrue at the rate of 7.375% per annum and PIK Interest will accrue on the Notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points.

Page 18                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

(h) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the Notes (1) entirely in cash or (2) entirely in PIK Interest. Interest paid in cash will accrue at the rate of 7.000% per annum and PIK Interest will accrue on the Notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points.

(i) Aggregate cost for federal income tax purposes is $97,568,045. As of October 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,084,066 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $325,753.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        10/31/2013        PRICES          INPUTS           INPUTS
                                                       -------------   -------------   -------------   -------------
Senior Floating-Rate Loan Interests*...............    $  75,509,186    $         --   $  75,509,186   $          --
Corporate Bonds and Notes*.........................       21,059,538              --      21,059,538              --
Foreign Corporate Bonds and Notes*.................        1,757,634              --       1,757,634              --
                                                       -------------   -------------   -------------   -------------
Total Investments..................................    $  98,326,358   $          --   $  98,326,358   $          --
                                                       =============   =============   =============   =============

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2013.


                        See Notes to Financial Statements                Page 19

FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2013

ASSETS:
Investments, at value
   (Cost $97,534,410)..........................................................................      $ 98,326,358
Cash...........................................................................................         6,532,407
Receivables:
   Fund shares sold............................................................................         2,830,383
   Investment securities sold..................................................................         2,743,294
   Interest....................................................................................           642,629
Prepaid expenses...............................................................................            24,784
                                                                                                     ------------
      Total Assets.............................................................................       111,099,855
                                                                                                     ------------

LIABILITIES:
Payables:
   Investment securities purchased.............................................................         8,857,238
   Shares redeemed.............................................................................           338,250
   Audit and tax fees..........................................................................            58,200
   Distributions payable.......................................................................            28,360
   Investment advisory fees....................................................................            22,324
   12b-1 distribution and service fees.........................................................            19,724
   Printing fees...............................................................................            10,458
   Custodian fees..............................................................................            10,395
   Administrative fees.........................................................................             8,307
   Transfer agent fees.........................................................................             5,014
   Trustees' fees and expenses.................................................................             1,533
   Registration and filing fees................................................................             1,146
   Commitment fees.............................................................................               812
   Financial reporting fees....................................................................               771
   Legal fees..................................................................................               488
Other liabilities..............................................................................             1,059
                                                                                                     ------------
      Total Liabilities........................................................................         9,364,079
                                                                                                     ------------
NET ASSETS.....................................................................................      $101,735,776
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $100,928,259
Par value......................................................................................            49,204
Accumulated net investment income (loss).......................................................          (33,505)
Accumulated net realized gain (loss) on investments............................................             (130)
Net unrealized appreciation (depreciation) on investments......................................           791,948
                                                                                                     ------------
NET ASSETS.....................................................................................      $101,735,776
                                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
   (Net assets are rounded to the nearest whole dollar and shares are rounded to the nearest full share)
CLASS A SHARES:
   Net asset value and redemption price per share (Based on net assets of $44,818,752 and
      2,167,475 shares of beneficial interest issued and outstanding)..........................      $      20.68
   Maximum sales charge (3.50% of offering price)..............................................              0.75
                                                                                                     ------------
   Maximum offering price to public............................................................      $      21.43
                                                                                                     ============
CLASS C SHARES:
   Net asset value and redemption price per share (Based on net assets of $13,521,906 and
      654,410 shares of beneficial interest issued and outstanding)............................      $      20.66
                                                                                                     ============
CLASS I SHARES:
   Net asset value and redemption price per share (Based on net assets of $43,395,118 and
      2,098,498 shares of beneficial interest issued and outstanding)..........................      $      20.68
                                                                                                     ============


Page 20                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2013 (a)

INVESTMENT INCOME:
Interest.......................................................................................      $  1,665,970
Other..........................................................................................            92,654
                                                                                                     ------------
   Total investment income.....................................................................         1,758,624
                                                                                                     ------------

EXPENSES:
Investment advisory fees.......................................................................           256,656
12b-1 distribution and service fees
   Class A.....................................................................................            36,751
   Class C.....................................................................................            58,461
Audit and tax fees.............................................................................            58,200
Administrative fees............................................................................            48,872
Transfer agent fees............................................................................            39,181
Printing fees..................................................................................            22,882
Trustees' fees and expenses....................................................................            18,603
Registration and filing fees...................................................................            16,692
Legal fees.....................................................................................            15,262
Custodian fees.................................................................................            11,340
Financial reporting fees.......................................................................             9,250
Commitment fees................................................................................             4,183
Other..........................................................................................             9,971
                                                                                                     ------------
   Total expenses..............................................................................           606,304
   Less fees waived or expenses reimbursed by the investment advisor...........................          (116,236)
                                                                                                     ------------
Net expenses...................................................................................           490,068
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         1,268,556
                                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................           137,919
   Net increase from payment by the advisor (b)................................................             1,079
   Net change in unrealized appreciation (depreciation) on investments.........................           791,948
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................           930,946
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $  2,199,502
                                                                                                     ============

-----------------------------

(a) The Fund was initially seeded and commenced operations on November 1, 2012.
(b) See Note 3 in the Notes to Financial Statements.


                        See Notes to Financial Statements                Page 21

FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  PERIOD
                                                                                   ENDED
                                                                              10/31/2013 (a)
                                                                              -------------
OPERATIONS:
Net investment income (loss)................................................  $   1,268,556
Net realized gain (loss)....................................................        137,919
Net increase from payment by the advisor (b)................................          1,079
Net change in unrealized appreciation (depreciation)........................        791,948
                                                                              -------------
Net increase (decrease) in net assets resulting from operations.............      2,199,502
                                                                              -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME: ..................
Class A shares..............................................................       (539,225)
Class C shares..............................................................       (178,413)
Class I shares..............................................................       (729,306)
                                                                              -------------
                                                                                 (1,446,944)
                                                                              -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
Class A shares..............................................................       (130,315)
Class C shares..............................................................        (43,112)
Class I shares..............................................................       (176,224)
                                                                              -------------
                                                                                   (349,651)
                                                                              -------------
Total distributions to shareholders.........................................     (1,796,595)
                                                                              -------------

CAPITAL TRANSACTIONS:
Proceeds from shares sold...................................................    123,765,594
Proceeds from shares reinvested.............................................      1,460,181
Cost of shares redeemed.....................................................    (23,892,906)
                                                                              -------------
Net increase (decrease) in net assets resulting from capital transactions...    101,332,869
                                                                              -------------
Total increase (decrease) in net assets.....................................    101,735,776
                                                                              -------------

NET ASSETS:
Beginning of period.........................................................             --
                                                                              -------------
End of period...............................................................  $ 101,735,776
                                                                              -------------
Accumulated net investment income (loss) at end of period...................  $    (33,505)
                                                                              =============

-----------------------------

(a) The Fund was initially seeded and commenced operations on November 1, 2012.
(b) See Note 3 in the Notes to Financial Statements.


Page 22                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     PERIOD
                                                     ENDED
CLASS A SHARES                                   10/31/2013 (a)
                                                 --------------

Net asset value, beginning of period ............  $    20.00
                                                   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b) ................        0.65
Net realized and unrealized gain (loss) .........        0.90
                                                   ----------
Total from investment operations ................        1.55
                                                   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ...........................       (0.70)
Return of capital ...............................       (0.17)
                                                   ----------
Total distributions .............................       (0.87)
                                                   ----------
Net asset value, end of period ..................  $    20.68
                                                   ==========
TOTAL RETURN (c) ................................        7.87% (d)
                                                   ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............  $   44,819
Ratio of total expenses to average net assets....        1.54% (e)
Ratio of net expenses to average net assets......        1.25% (e)
Ratio of net investment income (loss) to average
   net assets ...................................        3.20% (e)
Portfolio turnover rate .........................          89%

(a) Class A Shares were initially seeded and commenced operations on November 1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d) The Fund received reimbursements from First Trust Advisors L.P. (the "Advisor") in the amount of $1,079. The reimbursements from the Advisor represent less than $0.01 per share and had no effect on the total return of the Class A Shares.

(e)   Annualized.



                        See Notes to Financial Statements                Page 23

                                                     PERIOD
                                                     ENDED
CLASS C SHARES                                   10/31/2013 (a)
                                                 --------------

Net asset value, beginning of period ............  $    20.00
                                                   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b) ................        0.50
Net realized and unrealized gain (loss) .........        0.89
                                                   ----------
Total from investment operations ................        1.39
                                                   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ...........................       (0.59)
Return of capital ...............................       (0.14)
                                                   ----------
Total distributions .............................       (0.73)
                                                   ----------
Net asset value, end of period ..................  $    20.66
                                                   ==========
TOTAL RETURN (c) ................................        7.04% (d)
                                                   ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............     $13,522
Ratio of total expenses to average net assets....        2.29% (e)
Ratio of net expenses to average net assets......        2.00% (e)
Ratio of net investment income (loss) to average
   net assets ...................................        2.45% (e)
Portfolio turnover rate .........................          89%

(a) Class C Shares were initially seeded and commenced operations on November 1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d) The Fund received reimbursements from First Trust Advisors L.P. (the "Advisor") in the amount of $1,079. The reimbursements from the Advisor represent less than $0.01 per share and had no effect on the total return of the Class C Shares.

(e)   Annualized.



Page 24                 See Notes to Financial Statements

                                                     PERIOD
                                                     ENDED
CLASS I SHARES                                   10/31/2013 (a)
                                                 --------------

Net asset value, beginning of period               $    20.00
                                                   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                         0.70
Net realized and unrealized gain (loss)                  0.90
                                                   ----------
Total from investment operations                         1.60
                                                   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   (0.74)
Return of capital                                       (0.18)
                                                   ----------
Total distributions                                     (0.92)
                                                   ----------
Net asset value, end of period                     $    20.68
                                                   ==========
TOTAL RETURN (c)                                         8.11% (d)
                                                   ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $   43,395
Ratio of total expenses to average net assets.           1.29% (e)
Ratio of net expenses to average net assets...           1.00% (e)
Ratio of net investment income (loss) to average
   net assets                                            3.45% (e)
Portfolio turnover rate                                    89%

(a) Class I Shares were initially seeded and commenced operations on November 1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d) The Fund received reimbursements from First Trust Advisors L.P. (the "Advisor") in the amount of $1,079. The reimbursements from the Advisor represent less than $0.01 per share and had no effect on the total return of the Class I Shares.

(e)   Annualized.



                        See Notes to Financial Statements                Page 25

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2013


                                1. ORGANIZATION

First Trust Short Duration High Income Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high-yield debt securities and bank loans that are rated below-investment grade or unrated. High-yield debt securities are below-investment grade debt securities, commonly known as "junk bonds." For purposes of determining whether a security is below-investment grade, the lowest available rating is used. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third-party pricing services. The Fund's securities will be valued as follows:

      The Senior Floating-Rate Loan Interests ("Senior Loans")1 in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

-----------------------------

1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2013

      Corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are valued at the midpoint between the bid and the asked price, if available, and otherwise at the closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the borrower/issuer;

      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   borrower's/issuer's competitive position within the industry;

      13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2013


The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund did not have any when-issued, delayed-delivery or forward purchase commitments (other than unfunded commitments discussed below) as of October 31, 2013.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $1,035,593 as of October 31, 2013.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the period ended October 31, 2013, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $144,883, a decrease in accumulated net realized gain (loss) on investments of $139,128 and a decrease in paid-in capital of $5,755. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the period ended October 31, 2013 was as follows:

Distributions paid from:
Ordinary income............................      $  1,446,944
Capital gain...............................                --
Return of capital..........................           349,651

As of October 31, 2013, the distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income..............      $         --
Undistributed capital gains................                --
                                                 ------------
Total undistributed earnings...............                --
Accumulated capital and other losses.......                --
Net unrealized appreciation (depreciation).           758,313
                                                 ------------
Total accumulated earnings (losses)........           758,313
Other......................................                --
Paid-in capital............................       100,977,463
                                                 ------------
Net assets.................................      $101,735,776
                                                 ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2013


E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2013, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable year ended 2013 remains open to federal and state audit. As of October 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund pays all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees, if any, and incremental transfer agency costs which are unique to each class of shares.

G. ACCOUNTING PRONOUNCEMENT:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is currently evaluating the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.00% of average daily net assets of any class of shares of the Fund (the "Expense Cap") until February 28, 2015, and then will not exceed 1.60% from March 1, 2015 through February 28, 2024 (the "Expense Cap Termination Date"). Expenses borne and fees waived by First Trust are subject to recovery by First Trust up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap in place at the time the expense was borne or the fee was waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursement for the period ended October 31, 2013, and the expenses borne by First Trust subject to recovery were as follows:

                                                          EXPENSES SUBJECT
     ADVISORY FEE WAIVERS     EXPENSE REIMBURSEMENTS         TO RECOVERY
     --------------------     ----------------------      ----------------
           $116,236                 $         --               $116,236

During the period ended October 31, 2013, the Fund received reimbursements from the Advisor of $1,079 in connection with trade errors.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2013


BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.


                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:

                                       PERIOD ENDED
                                     OCTOBER 31, 2013

                                  SHARES          VALUE
                                ----------    -------------
Sales:
     Class A                     2,538,555    $  52,251,481
     Class C                       749,163       15,352,331
     Class I                     2,722,812       56,161,782
                                ----------    -------------
Total Sales:                     6,010,530    $ 123,765,594
                                ==========    =============
Dividend Reinvestment:
     Class A                        26,220    $     539,817
     Class C                         6,484          133,381
     Class I                        38,242          786,983
                                ----------    -------------
Total Dividend Reinvestment:        70,946    $   1,460,181
                                ==========    =============
Redemptions:
     Class A                      (397,300)   $  (8,170,096)
     Class C                      (101,237)      (2,087,628)
     Class I                      (662,556)     (13,635,182)
                                ----------    -------------
Total Redemptions:              (1,161,093)   $ (23,892,906)
                                ==========    =============


                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the period ended October 31, 2013, were $133,571,859 and $36,191,310, respectively.

                                 6. BORROWINGS

Effective March 28, 2013, the Trust and First Trust Variable Insurance Trust entered into a $20 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. On July 30, 2013, the Line of Credit was increased to $50 million and First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV were added to the Credit Agreement. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by Scotia, which First Trust will allocate amongst the funds that have access to the Line of Credit. To the extent that the Fund accesses the Line of Credit, there would also be an interest fee charged.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2013


                        7. DISTRIBUTION AND SERVICE PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse and compensate First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events to report.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SHORT DURATION HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Short Duration High Income Fund, a series of the First Trust Series Fund (the "Fund"), including the portfolio of investments, as of October 31, 2013, and the related statement of operations and changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the Fund's custodian and agent banks; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Short Duration High Income Fund as of October 31, 2013, and the results of its operations, changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2013, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

HIGH-YIELD SECURITIES RISK: High-yield securities, or "junk bonds," are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High-yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

CREDIT RISK: Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in high-yield or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities held by the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Duration is a common measure of interest rate risk, which measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

BANK LOANS RISK: An investment in bank loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans, in which the Fund invests, are usually rated below-investment grade but may also be unrated. As a result, the risks associated with these loans are similar to the risks of below-investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)


has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

CURRENCY RISK: Because the Fund's net asset value ("NAV") is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

PREPAYMENT RISK: Loans and other fixed income investments are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio may decline as the Fund generally holds floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset every 30 to 90 days.

NEW FUND RISK: The Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton Orthopedics;        105        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 East Liberty Drive,          o Since Trust       Limited Partnership; Member, Sportsmed
  Suite 400                        Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         105        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Trust       (May 2007 to March 2010), ADM Investor                       Inc. and ADM
  Suite 400                        Inception         Services, Inc. (Futures Commission                           Investor Services
Wheaton, IL 60187                                    Merchant)                                                    International
D.O.B.: 11/57

Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 105        Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 East Liberty Drive,          o Since Trust       Consulting)                                                  Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Indefinite Term   President and Chief Executive Officer (June       105        Director of
c/o First Trust Advisors L.P.                        2012 to Present), Dew Learning LLC                           Covenant
120 East Liberty Drive,          o Since Trust       (Educational Products and Services);                         Transport Inc.
  Suite 400                        Inception         President (June 2002 to June 2012),
Wheaton, IL 60187                                    Covenant College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010 to         105        None
Chairman of the Board                                Present), President (until December 2010),
120 East Liberty Drive,          o Since Trust       First Trust Advisors L.P. and First Trust
  Suite 400                        Inception         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                    Directors, BondWave LLC (Software
D.O.B.: 09/55                                        Development Company/Investment Advisor
                                                     and Stonebridge Advisors LLC (Investment
                                                     Advisor)

-------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o Since January 2012      L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                              Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                  Development Company/Investment Advisor) and
                                                                               Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to Present), First Trust
   Suite 400            Accounting Officer           o Since January 2012      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o Indefinite Term         General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                         o Since Trust Inception   (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o Since Trust Inception   First Trust Advisirs L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term         Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,   and Assistant Secretary                                L.P. and First Trust Portfolios L.P.
   Suite 400                                         o Chief Compliance
Wheaton, IL 60187                                      Officer since January
D.O.B.: 12/66                                          2011 and Assistant
                                                       Secretary since Trust
                                                       Inception


-------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2013 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $56,000 for 2012 and $105,000 for 2013.

       Audit Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for 2012 and $0 for 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2012 and $0 for 2013.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements, including conducting the seed audit and preparation of the seed audit consent, and are not reported under paragraph (a) of this Item were $0 for the Investment Adviser and $0 for the Distributor for 2012 and $0 for the Investment Adviser and $0 for the Distributor 2013.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 for 2012 and $10,000 for 2013.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the Investment Adviser and $0 for the Distributor for 2012 and $0 for the Investment Adviser and $0 for the Distributor for 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2012 and $0 for 2013.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the Investment Adviser and $0 for the Distributor for 2012 and $0 for the Investment Adviser and $0 for the Distributor for 2013.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                    Adviser and Distributor:
           -----------                    ------------------------
             (b) 0%                                (b) 0%
             (c) 0%                                (c) 0%
             (d) 0%                                (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $0 for the registrant, $6,600 for the registrant's investment adviser, $2,800 for the registrant's sub-advisor and $92,315 for the registrant's distributor for 2012 and were $10,000 for the registrant, $3,000 for the registrant's investment adviser, $3,000 for the registrant's sub-advisor and $60,600 for the registrant's distributor for 2013.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                First Trust Series Fund
              ----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2013
     ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2013
     ------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2013
     ------------------------

* Print the name and title of each signing officer under his or her signature.